JPMORGAN TRUST II

JPMorgan Large Cap Value Fund

(the “Acquiring Fund”)

JPMORGAN VALUE OPPORTUNITIES FUND, INC.

(the “Acquired Fund”)

270 Park Avenue

New York, New York 10017

Special Meeting of Shareholders to be held May 30, 2013

Dear Shareholder:

I am writing to ask for your vote on an important matter concerning your investment in the JPMorgan Value Opportunities Fund, Inc. (“Your Fund” or the “Acquired Fund”). At a meeting held on March 4, 2013, the Board of Directors of Your Fund approved a proposed reorganization pursuant to which Your Fund would combine with another fund – the JPMorgan Large Cap Value Fund (the “Acquiring Fund”). The Board also called a special meeting of shareholders of Your Fund scheduled for May 30, 2013, at 270 Park Avenue, New York, NY 10017, at 11:00 a.m., New York time. Your Fund’s special meeting is referred to as the “Meeting.” The purpose of the Meeting is to seek shareholder approval for the proposed reorganization involving Your Fund (the “Reorganization”).

The Board of Directors of Your Fund has considered and approved the proposed Reorganization and concurred that the proposed Reorganization is in the best interest of Your Fund and its shareholders.

The attached Proxy Statement/Prospectus seeks Your Fund’s shareholder approval of the following proposals that will be considered at the Meeting:

1.        To approve an Agreement and Plan of Reorganization for Your Fund, pursuant to which Your Fund will transfer all of its assets attributable to each class of its shares to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund.

2.        To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

If the Reorganization is approved by shareholders, you will have an interest in the Acquiring Fund equal in dollar value to your interest in Your Fund on the date the Reorganization occurs. No sales charges or redemption fees will be imposed as a result of the Reorganization. The Reorganization is intended to be a tax-free reorganization for federal income tax purposes.

If the Reorganization is not approved by shareholders, Your Fund will remain in existence and Your Fund’s Board will consider what, if any, additional steps to take.

After careful consideration, Your Fund’s Board recommends that shareholders of Your Fund vote “FOR” the proposal.

We strongly invite your participation by asking you to review these materials and complete and return your proxy card as soon as possible.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. Your vote is very important to us regardless of the number of shares you hold. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. It is important that your vote be received no later than the time of the Meeting on May 30, 2013. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions, before you vote, please call 1-866-456-7052.

You may receive more than one proxy package if you hold shares in more than one account. Please be sure to vote each account by using one of the methods described on the proxy cards or by signing and dating each card and enclosing them in the postage-paid envelope provided for each card.

Sincerely,

Patricia A. Maleski

President and Principal Executive Officer

JPMorgan Value Opportunities Fund, Inc.

April 12, 2013

ii

JPMORGAN VALUE OPPORTUNITIES FUND, INC.

(the “Acquired Fund”)

270 Park Avenue

New York, New York 10017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on May 30, 2013

To the shareholders of the Acquired Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of the Acquired Fund will be held at 270 Park Avenue, New York, NY 10017, on May 30, 2013 at 11:00 a.m., New York time (the “Meeting”), for the following purposes:

1.    To approve an Agreement and Plan of Reorganization by and between the Acquired Fund and JPMorgan Trust II – JPMorgan Large Cap Value Fund (the “Acquiring Fund”) (the “Agreement and Plan of Reorganization”), pursuant to which the Acquired Fund will transfer all of its assets attributable to each class of its shares to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund. The Acquired Fund would then distribute to its shareholders the portion of the shares of the Acquiring Fund to which each such shareholder is entitled in the liquidation of the Acquired Fund.

2.    To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Whether or not you plan to attend the Meeting in person, please vote. Please read the enclosed Proxy Statement/Prospectus carefully before you vote.

By Order of the Board of Directors of JPMorgan Value Opportunities Fund, Inc.,

Frank J. Nasta

Secretary

JPMorgan Value Opportunities Fund, Inc.

April 12, 2013

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PROXY STATEMENT/PROSPECTUS

April 12, 2013

PROXY STATEMENT FOR:

JPMORGAN VALUE OPPORTUNITIES FUND, INC.

(the “Acquired Fund”)

PROSPECTUS FOR:

JPMORGAN TRUST II

JPMorgan Large Cap Value Fund

(the “Acquiring Fund”)

270 Park Avenue

New York, New York 10017

This combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished on or about April 24, 2013 in connection with the solicitation of proxy cards by the Board of Directors (the “Board”) of JPMorgan Value Opportunities Fund, Inc. for a Special Meeting of shareholders of the Acquired Fund (the “Meeting”). The Meeting will be held on May 30, 2013, at 11:00 a.m., New York time, at 270 Park Avenue, New York, NY 10017.

At the Meeting, shareholders will be asked to consider and act upon the following proposals:

1.    To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”), providing for (i) the transfer of all assets of the Acquired Fund attributable to each class of its shares to the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund (the “Reorganization”), and (ii) the subsequent liquidation of the Acquired Fund.

2.    To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Reorganization Agreement contemplates the transfer of all of the assets and the assumption of all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund. The Acquired Fund would

i

then distribute to its shareholders the portion of the shares of the Acquiring Fund to which each such shareholder is entitled in the liquidation of the Acquired Fund.

Under the proposed Reorganization Agreement, each shareholder of the Acquired Fund would be entitled to receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. New York time, on the closing day of the Reorganization. You are being asked to approve the Reorganization Agreement pursuant to which the Reorganization transaction would be accomplished. Because shareholders of the Acquired Fund are being asked to approve a transaction that would result in their holding shares of the Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Acquiring Fund.

Effects on share classes of the proposed Reorganization. If the Reorganization is approved by shareholders of the Acquired Fund, each holder of a Class of shares of the Acquired Fund will receive, following the transfer, on a tax-free basis for federal income tax purposes, a number of full and fractional shares of the corresponding Class of shares of the Acquiring Fund according to the table below. Holders of Institutional Class Shares of the Acquired Fund will receive Class R5 Shares of the Acquiring Fund following the transfer. The aggregate net asset value of the shares of the Acquiring Fund received by the Acquired Fund shareholders will be equal in value to the aggregate net asset value of the shares of the Acquired Fund held by the Acquired Fund shareholders immediately before the transfer.

Acquired Fund	g	Acquiring Fund
JPMorgan Value Opportunities Fund	g	JPMorgan Large Cap Value Fund
Class A	g	Class A
Class B	g	Class B
Class C	g	Class C
Institutional Class	g	Class R5

The Reorganization is being structured as a federal income tax-free reorganization. See “INFORMATION ABOUT THE REORGANIZATION — Federal Income Tax Consequences” in this Proxy Statement/Prospectus. Shareholders should consult their tax advisors to determine the actual impact of the Reorganization in light of their individual tax circumstances.

The Acquired Fund is an open-end management investment company. The Acquiring Fund is a series of an open-end management investment company.

The Acquired Fund and Acquiring Fund have similar investment objectives and strategies. The Acquired Fund and the Acquiring Fund are sometimes referred to herein as the “Funds.” There are some differences, however, and these are described under “COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. The Statement of Additional Information (“SAI”) for the Acquiring Fund dated November 1, 2012, as supplemented, and the SAI dated April 12, 2013, relating to this Proxy Statement/Prospectus and the Reorganization are incorporated herein by reference, which means they are considered legally a part of the Proxy Statement/Prospectus. You may receive a copy of the SAIs without charge by contacting the J.P. Morgan Funds at (800) 480-4111, or by writing to the J.P. Morgan Funds at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528. The SAI for the Acquiring Fund, but not the SAI relating to this Proxy Statement/Prospectus and the Reorganization, may also be obtained by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

For more information regarding the Acquired Fund, see its prospectuses and SAI, dated November 1, 2012, as supplemented, which have been filed with the Securities and Exchange Commission (“SEC”) and which are incorporated herein by reference. The June 30, 2012 annual report and December 31, 2012 semi-annual report for the Acquired Fund highlight certain important information, such as investment results and financial information, and they have been filed with the SEC and are incorporated herein by reference. You may receive a copy of the prospectuses, SAIs, annual reports and semi-annual reports of the Acquired Fund without charge by calling (800) 480-4111, by writing J.P. Morgan Funds Services, PO Box 8528, Boston, MA 02266-8528, or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

In addition, you can copy and review any of the above-referenced documents at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each of the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549.

Accompanying this Proxy Statement/Prospectus as Appendix B is a copy of the form of Reorganization Agreement pertaining to the Reorganization.

AN INVESTMENT IN THE ACQUIRED FUND AND THE ACQUIRING FUND IS NOT A DEPOSIT OF JPMORGAN CHASE & CO. OR ANY OF ITS AFFILIATES OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL YOUR SHARES WHEN THE ACQUIRED FUND’S OR ACQUIRING FUND’S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE FUNDS AS AN INVESTMENT OR DETERMINED WHETHER THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

v

(continued)

PROPOSAL

APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

Q. How will the Reorganization affect me?

A. Under the terms of the Reorganization, the assets of the Acquired Fund will be combined with those of the Acquiring Fund and you will become a shareholder of the Acquiring Fund. Upon the Reorganization, you will receive shares of the Acquiring Fund that are equal in aggregate net asset value to the shares of the Acquired Fund that you held immediately prior to the closing of the Reorganization. Shareholders of Class A, Class B, and Class C Shares of the Acquired Fund will receive Class A, Class B, and Class C Shares, respectively, of the Acquiring Fund. Shareholders of Institutional Class Shares of the Acquired Fund will receive Class R5 Shares of the Acquiring Fund.

Q. Why is the Reorganization being recommended?

A. The Acquired and Acquiring Funds are similar in terms of their investment objectives and policies, and thus have resulted in overlapping product offerings. The proposed Reorganization would consolidate these similar Funds.

In addition to eliminating the overlapping product offerings, the proposed Reorganization is expected to benefit shareholders by potentially creating operational and administrative efficiencies. See below for a discussion regarding the impact of the proposed Reorganization on the fees that you will pay.

Q. How will the Reorganization affect the fees to be paid by the Acquiring Fund, and how do they compare to the fees payable by the Acquired Fund?

The investment advisory fee is the same for both Funds. The Acquired Fund’s current gross expense ratio for Class A, Class B, Class C and Institutional Class is 1.14%, 1.67%, 1.67% and 0.77%, respectively. It is estimated that post Reorganization the Acquiring Fund’s gross expense ratio for Class A, Class B, Class C and Class R5 will be 1.04%, 1.54%, 1.54% and 0.59%, respectively. As noted above, Institutional Class shareholders of the Acquired Fund will receive Class R5 Shares of the Acquiring Fund.

The total annual fund operating expenses, after fee waivers and expense reimbursements, for each class of the Acquiring Fund involved in the

Reorganization will be equal to or less than the annual fund operating expenses, after fee waivers and expense reimbursements, for the applicable class of the Acquired Fund prior to the Reorganization. J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”), JPMorgan Funds Management, Inc. (“JPMFM” or the “Administrator”) and JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”) have contractually agreed to waive fees and/or reimburse the expenses, as needed, in order to maintain the total annual fund operating expenses after fee waivers and expense reimbursements (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) of Class A, Class B, Class C and Class R5 Shares of the Acquiring Fund at the level in effect immediately prior to the Reorganization of Class A, Class B, Class C and Institutional Class, respectively, of Your Fund. There is no guarantee such waivers/reimbursements will be continued after October 31, 2014.

Pro forma expense information is included for your reference in this Proxy Statement/Prospectus.

Q. Will I have to pay any sales load, commission, redemption fee, or other transactional fee in connection with the Reorganization?

A. No. The full value of shares of the Acquired Fund will be exchanged for shares of the Acquiring Fund without any sales load, commission, redemption fee, or other transactional fee being imposed. JPMIM, JPMFM and/or JPMDS will waive their fees and/or reimburse the Funds in an amount sufficient to offset costs incurred by each Fund relating to the Reorganization, including any costs associated with the solicitation of proxies, but excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the Reorganization, however, which will be borne by the Funds.

Q. Will I have to pay any federal income taxes as a result of the Reorganization?

A. The transaction is intended to qualify as a tax-free reorganization for federal income tax purposes. Assuming the Reorganization qualifies for such treatment, shareholders will not recognize a taxable gain or loss as a result of the Reorganization. As a condition to the closing of the Reorganization, the Acquired Fund and Acquiring Fund will receive an opinion of legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Such opinion will be subject to receipt of and based on certain representations from the Acquired Fund and the Acquiring

Fund. Opinions of legal counsel are not binding on the Internal Revenue Service or the courts. You should separately consider any state, local and other tax consequences in consultation with your tax advisor.

Q. What happens if the Reorganization Agreement is not approved?

A. If the Reorganization Agreement is not approved by shareholders of the Acquired Fund, then the Acquired Fund will remain in existence and the Board of Directors of the Acquired Fund will consider what, if any, additional steps to take.

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement, the form of which is attached to this Proxy Statement/Prospectus as Appendix B.

Proposed Reorganization

After considering the Reorganization, the Board of Directors of JPMorgan Value Opportunities Fund, Inc. (the “Board”) approved the Reorganization Agreement on March 4, 2013. Subject to the approval of the shareholders of the Acquired Fund, the Reorganization Agreement provides for the transfer of all of the assets and assumption of all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder, and the complete liquidation of the Acquired Fund.

Effects on share classes of the proposed Reorganization. If the Reorganization is approved by shareholders of the Acquired Fund, each holder of a Class of shares of the Acquired Fund will receive, following the transfer, on a tax-free basis for federal income tax purposes, a number of full and fractional shares of the corresponding Class of shares of the Acquiring Fund. Holders of Institutional Class Shares of the Acquired Fund will receive Class R5 Shares of the Acquiring Fund. The aggregate net asset value of the shares of the Acquiring Fund received by the Acquired Fund shareholders will be equal in value to the aggregate net asset value of the shares of the Acquired Fund held by the Acquired Fund shareholders immediately before the transfer.

The Reorganization is scheduled to be effective after the close of business on June 14, 2013, or on another date as the parties may agree (“Closing Date”). As a result of the Reorganization, each shareholder of the Acquired Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares as of the close of business on the Closing Date.

See “INFORMATION ABOUT THE REORGANIZATION” below. For more information about the characteristics of the classes of shares offered by the Funds see “SUMMARY — COMPARISON OF SALES LOAD, DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS” below, as well as “How to Do Business with the Acquiring Fund and Shareholder Information” in Appendix C.

For the reasons set forth below under “INFORMATION ABOUT THE REORGANIZATION — Reasons for the Reorganization and Board Considerations,” the Board, including all of the Directors not deemed to be “interested persons” pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), have concluded that the Reorganization would be in the best interests of the shareholders of the Acquired Fund, and that the interests of shareholders of the Acquired Fund would not be diluted as a result of the Reorganization and, therefore, have submitted the Reorganization Agreement for approval to the shareholders of the Acquired Fund. The Board recommends that shareholders of the Acquired Fund vote “FOR” the proposed Reorganization Agreement effecting the Reorganization.

Approval of the Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding shares of the Acquired Fund, which is defined in the 1940 Act as the lesser of (i) 67% or more of the shares of the Acquired Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Acquired Fund are present or represented by proxy at the Meeting, or (ii) more than 50% of the outstanding shares of the Acquired Fund. More than 50% of the outstanding shares entitled to vote constitutes a quorum for the Meeting. Shareholders of the Acquired Fund are entitled to one vote for each of such shareholders’ shares as of the Record Date (as defined below) and a proportionate fractional vote with respect to each fractional share owned. Shares of all classes will vote together as a single class for the proposed Reorganization. See “VOTING INFORMATION” below.

Prior to the closing of the Reorganization, the Acquired Fund will declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to the Acquired Fund’s shareholders all of its investment company taxable income and net realized capital gains, if any, through the Reorganization date. These distributions will be taxable to the Acquired Fund’s shareholders.

As a condition to the closing of the Reorganization, the Acquired Fund and Acquiring Fund will have received from Dechert LLP an opinion of legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, no gain or loss will be recognized by the Acquired Fund or the shareholders of the Acquired Fund as a result of the Reorganization, and the aggregate tax basis of the Acquiring Fund shares received by each Acquired Fund shareholder will be the same as the aggregate tax basis of the shares of the Acquired Fund exchanged therefore. For more information about the federal income tax consequences of the Reorganization see “INFORMATION ABOUT THE REORGANIZATION — Federal Income Tax Consequences” below.

Effect of the Proposed Reorganization of the Acquired Fund

If shareholders of the Acquired Fund approve the Reorganization Agreement, shareholders of the Acquired Fund will become shareholders of a class of the Acquiring Fund on or about June 14, 2013, immediately after the closing of the Reorganization. Please note that the Acquired Fund is a Maryland corporation, while the Acquiring Fund is a series of JPMorgan Trust II, a Delaware statutory trust. Under both Maryland corporate law and Delaware statutory trust law, shareholders have no personal liability for the corporate or trust entity’s acts or obligations. The attributes of shares of the Acquired Fund and the Acquiring Fund are generally comparable although the rights of shareholders of a Maryland corporation vary somewhat from those of a Delaware statutory trust. For example, shareholders of a Maryland corporation generally have greater voting rights on certain matters, such as mergers or consolidations, amending the charter, or liquidations or dissolutions, than are available to shareholders of the Acquiring Fund under Delaware law and its Declaration of Trust. The powers of the Board of Directors of the Acquired Fund and the powers of the Board of Trustees with respect to the Acquiring Fund are also generally comparable although there are some differences. For more comparative information regarding the forms of organization of the Funds, see “FORM OF ORGANIZATION” below.

Comparison of Investment Objectives and Main Investment Strategies

This section will help you compare the investment objectives and main investment strategies of the Acquired Fund and the Acquiring Fund.

Please be aware that this is only a brief discussion. For more information about the Funds’ investment objectives, investment strategies and principal risks, please see “COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS,” beginning on page 18. More information about the Acquiring Fund’s investment strategies and risks can also be found in “ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND’S INVESTMENT STRATEGIES AND RISKS” beginning on page 26.

The investment objectives of the Funds are similar. The investment objective of the Acquired Fund is to seek to provide long-term capital appreciation. The investment objective of the Acquiring Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities. The investment objective of the Acquiring Fund is fundamental, which means it may only be changed by a vote of a majority of the outstanding shares of the Acquiring Fund. The investment objective of the Acquired Fund is non-fundamental, which means it can be changed by its Board of Directors without the vote of its shareholders.

The Acquired Fund and the Acquiring Fund are currently being managed in a substantially similar manner. The investment strategies of the Acquired Fund reflect that, under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid- and large-capitalization companies at the time of purchase. With respect to the Acquired Fund, issuers with market capitalizations between $2 billion and $5 billion are considered mid capitalization while those above $5 billion are considered large capitalization. Although the Acquired Fund is permitted to invest significantly in both mid- and large-capitalization companies, JPMIM currently intends to invest primarily in equity securities of large capitalization companies. The investment strategies of the Acquiring Fund reflect that, under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of large companies, including common stocks, and debt and preferred stocks which are convertible to common stock. “Assets” means net assets, plus the amount of borrowings for investment purposes. With respect to the Acquiring Fund, large companies are companies with market capitalizations equal to those within the universe of the Russell 1000 Value Index at the time of purchase. In addition, the Funds implement their strategies similarly.

Comparison of Fees and Expenses

Although operating expenses vary between the Funds and distribution and shareholder service fees differ among share classes, JPMIM, JPMFM and JPMDS have contractually agreed to waive their fees and/or reimburse the expenses of the Acquiring Fund, as needed, in order to maintain the total annual fund operating expenses after fee waivers and expense reimbursements (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) of Class A, Class B, Class C and Class R5 Shares of the Acquiring Fund at the level in effect immediately prior to the Reorganization of Class A, Class B, Class C and Institutional Class, respectively, of the Acquired Fund. These contractual fee waivers and/or reimbursements will stay in effect until October 31, 2014. There is no guarantee that such waivers and/or reimbursements will be continued after October 31, 2014.

The investment advisory fee for the Acquiring Fund of 40 basis points is the same as the investment advisory fee for the Acquired Fund. As noted above, Institutional Class shareholders of the Acquired Fund will receive Class R5

Shares of the Acquiring Fund. The Class R5 Shares of the Acquiring Fund are subject to shareholder service fees that are 5 basis points lower than the shareholder service fees for Institutional Class Shares of the Acquired Fund; as a result, the expense limitation for the Class R5 Shares is also 5 basis points lower than the expense limitation for the Institutional Class Shares.

The Annual Fund Operating Expenses table and Example table shown below (1) compare the current fees and expenses of each Fund, as of June 30, 2012 and (2) show the estimated fees and expenses for each class of shares of the combined fund, on a pro forma basis, as if the Reorganization occurred on June 30, 2012.

Class A

SHAREHOLDER FEES (Fees paid directly from your investment)	JPMorgan Value Opportunities Fund	JPMorgan Large Cap Value Fund	JPMorgan Large Cap Value Fund (pro forma combined)
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	5.25%	5.25%
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE (under $1 million)	NONE (under $1 million)	NONE (under $1 million)
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.23%	0.25%	0.25%
Other Expenses	0.51%	0.41%	0.39%
Shareholder Service Fees	0.25%	0.25%	0.25%
Remainder of Other Expenses	0.26%	0.16%	0.14%
Total Annual Fund Operating Expenses	1.14%	1.06%	1.04%
Fee Waivers and Expense Reimbursements	-0.21%[1]	-0.11%[2]	-0.11%[3]
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.93%[1]	0.95%[2]	0.93%[3]

Class B

SHAREHOLDER FEES (Fees paid directly from your investment)	JPMorgan Value Opportunities Fund	JPMorgan Large Cap Value Fund	JPMorgan Large Cap Value Fund (pro forma combined)
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	5.00%	5.00%	5.00%
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.75%	0.75%	0.75%
Other Expenses	0.52%	0.42%	0.39%
Shareholder Service Fees	0.25%	0.25%	0.25%
Remainder of Other Expenses	0.27%	0.17%	0.14%
Total Annual Fund Operating Expenses	1.67%	1.57%	1.54%
Fee Waivers and Expense Reimbursements	-0.22%[1]	-0.12%[2]	0.09%[3]
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	1.45%[1]	1.45%[2]	1.45%[3]

Class C

SHAREHOLDER FEES (Fees paid directly from your investment)	JPMorgan Value Opportunities Fund	JPMorgan Large Cap Value Fund	JPMorgan Large Cap Value Fund (pro forma combined)
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	1.00%	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.75%	0.75%	0.75%
Other Expenses	0.52%	0.41%	0.39%
Shareholder Service Fees	0.25%	0.25%	0.25%
Remainder of Other Expenses	0.27%	0.16%	0.14%
Total Annual Fund Operating Expenses	1.67%	1.56%	1.54%
Fee Waivers and Expense Reimbursements	-0.22%[1]	-0.11%[2]	-0.09%[3]
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	1.45%[1]	1.45%[2]	1.45%[3]

Institutional Class / Class R5

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)	JPMorgan Value Opportunities Fund – Institutional Class	JPMorgan Large Cap Value Fund – Class R5	JPMorgan Large Cap Value Fund – Class R5 (pro forma combined)
Management Fees	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.37%	0.21%	0.19%
Shareholder Service Fees	0.10%	0.05%	0.05%
Remainder of Other Expenses	0.27%	0.16%	0.14%
Total Annual Fund Operating Expenses	0.77%	0.61%	0.59%
Fee Waivers and Expense Reimbursements	-0.12%[1]	-0.01%[2]	0.00%[3]
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.65%[1]	0.60%[2]	0.59%[3]

[1]

JPMIM, JPMFM and JPMDS (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 0.95%, 1.45%, 1.45% and 0.65% of the average daily net assets of Class A, Class B, Class C and Institutional Class Shares, respectively. This contract cannot be terminated prior to 11/1/14 at which time the Service Providers will determine whether or not to renew or revise it.

[2]

The Service Providers have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 0.95%, 1.45%, 1.45% and 0.60% of the average daily net assets of Class A, Class B, Class C and Class R5 Shares, respectively. This contract cannot be terminated prior to 11/1/13 at which time the Service Providers will determine whether or not to renew or revise it.

[3]

The Service Providers have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 0.93%, 1.45%, 1.45% and 0.60% of the average daily net assets of Class A, Class C, Select Class and Class R5 Shares, respectively. This contract continues through 10/31/14, at which time the Service Providers will determine whether or not to renew or revise it. In addition, as described in this Proxy Statement/Prospectus, JPMIM, JPMFM and JPMDS have contractually agreed to waive fees and/or reimburse expenses to prevent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) for each class of shares of the JPMorgan Large Cap Value Fund post-Reorganization from exceeding the expense level of the corresponding acquired class of shares in effect prior to the Reorganization.

Example

This Example is intended to help you compare the cost of investing in the Acquired Fund, the Acquiring Fund and the combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Funds for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through October 31, 2014 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

If You Sell Your Shares, Your Costs Would Be:

	JPMorgan Value Opportunities Fund				JPMorgan Large Cap Value Fund				JPMorgan Large Cap Value Fund (Pro Forma Combined)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A ($)	615	849	1,100	1,821	617	834	1,069	1,742	615	828	1,059	1,720
Class B ($)	648	805	1,087	1,817	648	784	1,044	1,720	648	778	1,031	1,692
Class C ($)	248	505	887	1,958	248	482	840	1,847	248	478	831	1,827
Institutional Class / Class R5[1] ($)	66	234	416	943	61	194	339	761	60	189	329	738

[1]

If the Reorganization is approved by shareholders, Institutional Class shareholders of the Acquired Fund will receive Class R5 Shares of the Acquiring Fund when the Reorganization is completed on the Closing Date.

If You Do Not Sell Your Shares, Your Costs Would Be:

	JPMorgan Value Opportunities Fund				JPMorgan Large Cap Value Fund				JPMorgan Large Cap Value Fund (Pro Forma Combined)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A ($)	615	849	1,100	1,821	617	834	1,069	1,742	615	828	1,059	1,720
Class B ($)	148	505	887	1,817	148	484	844	1,720	148	478	831	1,692
Class C ($)	148	505	887	1,958	148	482	840	1,847	148	478	831	1,827
Institutional Class / Class R5[1] ($)	66	234	416	943	61	194	339	761	60	189	329	738

[1]

If the Reorganization is approved by shareholders, Institutional Class shareholders of the Acquired Fund will receive Class R5 Shares of the Acquiring Fund when the Reorganization is completed on the Closing Date.

Comparison of Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect each Fund’s performance. During each Fund’s most recent fiscal year, the Acquired Fund’s portfolio turnover was 142% of the average value of its portfolio and the Acquiring Fund’s portfolio turnover was 144% of the average value of its portfolio.

Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements

The distribution and shareholder servicing arrangements for each class of the Acquired Fund are substantially similar to those of the corresponding class of the Acquiring Fund that will be received in the Reorganization, (which in the case of Institutional Class of the Acquired Fund is Class R5 shares). Class A shares have a 5.25% (as a percentage of the purchase price) maximum sales charge. Class B shares have a 5.00% (as a percentage of the original cost) maximum contingent deferred sales charged. Class C shares have a 1.00% (as a percentage of the original cost) maximum contingent deferred sales charge. Each Fund has adopted a Distribution Plan under Rule 12b-1 with respect to Class A, Class B and Class C shares that allows it to pay distribution fees for the sale and distribution of those shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. Except for Class A shares of the Acquired Fund, payments are not tied to actual expenses incurred. For Class A shares of the Acquired Fund, the amount of Rule 12b-1 fees is based on the actual expenses incurred. There will be no sales loads imposed with respect to the shareholders of the Acquired Fund receiving shares of the Acquiring Fund in connection with the Reorganization. The shareholder servicing fees for the Class A, Class B and Class C Shares of both the Acquired Fund and the Acquiring Fund are 0.25%. The shareholder servicing fees for the Class R5 Shares of the Acquiring Fund (0.05%) are 5 basis points lower than the shareholder servicing fees for the Institutional Class of the Acquired Fund (0.10%). For more information about the Acquiring Fund, please see “How to Do Business with the Acquiring Fund and Shareholder Information” in Appendix C to this Proxy Statement/Prospectus.

Comparison of Purchase, Redemption and Exchange Policies and Procedures

The procedures for making purchases, redemptions and exchanges of the Acquired Fund are substantially similar to those of the Acquiring Fund. Please see “How to Do Business with the Acquiring Fund and Shareholder Information” in Appendix C to this Proxy Statement/Prospectus, except as set forth below.

The purchase, redemption and exchange policies and procedures of the Acquired Fund are identical to those of the Acquiring Fund for Share Classes A, B and C.

As noted above, holders of Institutional Class Shares of the Acquired Fund will receive Class R5 Shares of the Acquiring Fund. Below is a comparison among the purchase and exchange policies and procedures of these two share classes (the share classes have identical redemption policies).

	Acquired Fund Institutional Class Shares	Acquiring Fund Class R5 Shares
Purchase Policies and Procedures	Institutional Class Shares may be purchased through a Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase & Co., that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.	Class R5 Shares may be purchased through a Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase & Co., that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Acquired Fund Institutional Class Shares	Acquiring Fund Class R5 Shares

Institutional Class Shares may also be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Institutional Class Shares.

Institutional Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase & Co. authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

Class R5 Shares may also be purchased directly from the Fund through JPMDS.

Class R5 Shares of the Fund may be purchased by retirement plans, Section 529 college savings plans, current and future JPMorgan SmartRetirement Funds, current and future JPMorgan SmartRetirement Blend Funds and such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees.

Effective at the time of the Reorganization, Class R5 Shares may be held by other shareholders of the Fund who would not otherwise be eligible to own Class R5 Shares but received those shares in connection with the Fund’s Reorganization into the JPMorgan Value Opportunities Fund. Such shareholders can continue to purchase shares in existing accounts.

	Acquired Fund Institutional Class Shares	Acquiring Fund Class R5 Shares
Investment Minimums	Institutional Class Shares of the Fund have a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other J.P. Morgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases. Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts.	Class R5 Shares of the Fund have no minimum investment requirement. There are no minimum levels for subsequent purchases.

Exchange Policies and Procedures	Institutional Class Shares of the Fund may be exchanged for Institutional Class Shares of another non-money market J.P. Morgan Fund or for another class of the Fund.	Class R5 Shares of the Fund may not be exchanged for Class R5 Shares of another J.P. Morgan Fund or for another class of the Fund.

Purchase and Sale of Fund Shares

In addition to the comparative information above, the following is a summary of certain information relating to the purchase and sale of Fund shares.

Purchase Minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

There are no minimum or maximum purchase requirements with respect to Class R5 Shares.

Class B Shares are generally no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Please see “How to Do Business with the Acquiring Fund and Shareholder Information” in Appendix C to this Proxy Statement/Prospectus for more information.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of the Acquired Fund and the Acquiring Fund is based upon and qualified in its entirety by the respective investment objectives, strategies and principal risks sections of the prospectuses of the Acquired Fund and Acquiring Fund dated November 1, 2012, as supplemented. Information about additional strategies and risks that apply to the Acquiring Fund is also found below.

	JPMorgan Value Opportunities Fund	JPMorgan Large Cap Value Fund
Investment Objective	The Fund seeks to provide long-term capital appreciation.	The Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

Main Investment Strategy	Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid- and large-capitalization companies at the time of purchase. “Assets” means net assets, plus the amount of borrowings for investment purposes. Issuers with market capitalizations between $2 billion and $5 billion are considered mid capitalization while those above $5 billion are considered large capitalization. Although the Fund is permitted to invest significantly in both mid- and large-capitalization companies, the adviser currently intends to invest	Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of large companies, including common stocks, and debt and preferred stocks which are convertible to common stock. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. As of the last reconstitution of the Russell 1000

JPMorgan Value Opportunities Fund	JPMorgan Large Cap Value Fund

primarily in equity securities of large capitalization companies. The equity securities the Fund primarily invests in are common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Value Index on June 22, 2012, the market capitalizations of the companies in the index ranged from $1.4 billion to $368 billion. In implementing its main strategies, the Fund invests primarily in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process

On behalf of each Fund, the Adviser invests in companies whose securities are, in the Adviser’s opinion, currently undervalued when purchased but which have the potential to increase their intrinsic value per share. In managing each Fund, the Adviser employs a three-step process that combines research, valuation and stock selection. The Adviser takes an in-depth look at company prospects over a period as long as five years which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each industry group according to their relative value.

On behalf of each Fund, the Adviser then buys and sells securities, using the research and valuation rankings as a basis. In general, the Adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to perceived potential risk

•	temporary mispricings caused by market overreactions.

Portfolio Managers

The Funds have the same portfolio managers. Aryeh Glatter, Executive Director of JPMIM, and Scott Blasdell, Managing Director of JPMIM and a CFA charterholder, serve as the portfolio managers for each Fund. Mr. Glatter has been a portfolio manager on the Large Cap Value team since 2011 when he joined the firm. Prior to joining the firm in 2011, he was a portfolio manager at AllianceBernstein, where he managed large cap equities from 2000 to 2009. Mr. Blasdell has been a portfolio manager at the firm since 2001, including on the Structured Equity Team since 2008. Prior to that time he was a portfolio manager for JPMIM’s REIT strategies. Mr. Blasdell has been an employee of JPMIM since 1999.

Principal Risks of Investing in the Funds

Principal Risks	JPMorgan Value Opportunities Fund	JPMorgan Large Cap Value Fund
	¡ Equity Market Risk ¡ General Market Risk ¡ Value Investing Risk ¡ Mid-Cap Company Risk ¡ Derivatives Risk ¡ High Portfolio Turnover Risk ¡ Redemption Risk	¡ Equity Market Risk ¡ General Market Risk ¡ Value Investing Risk ¡ Derivatives Risk ¡ High Portfolio Turnover Risk ¡ Redemption Risk

Below is a description of these risks.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of a Fund’s securities goes down, a shareholder’s investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Mid-Cap Company Risk. Investments in mid-cap companies may be riskier than investments in larger, more established companies. Mid-cap companies may be more volatile and vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of a Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed a Fund’s original investment. Derivatives expose a Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, a Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose a Fund to risks of mispricing or improper valuation.

High Portfolio Turnover Risk. A Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. A Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid.

Investment Policies

In addition to the investment objectives and strategies described above, each Fund has adopted certain fundamental and non-fundamental investment policies. Fundamental investment policies may only be changed by a vote of a Fund’s shareholders, while the Board of each Fund has the ability to change non-fundamental policies without a shareholder vote.

Fundamental Investment Policies

The Acquired Fund may:	The Acquiring Fund may not:

Diversification
Not make any investment inconsistent with the Fund’s classification as a diversified investment company under the Investment Company Act of 1940.	Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Industry Concentration
Not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. (Concentrate is herein defined to mean that the Fund may not purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.)	Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

Making Loans
Make loans to other persons, in accordance with the Fund’s investment objective and policies to the extent permitted by applicable law.	Make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Fund’s Prospectus and SAI; and (iv) make loans to the extent permitted by an order issued by the SEC.

Underwriting Securities
Not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act.	Underwrite the securities of other issuers except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

Commodities
Not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodity contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.	Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Borrowing Money
Not borrow money, except to the extent permitted by applicable law.	Borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Issuing Senior Securities
Not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.	Issue senior securities except with respect to any permissible borrowings.

Purchasing or Selling Real Estate
Not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or instruments issued by issuers that invest in real estate.	Purchase or sell real estate (however, the Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

Purchasing Oil, Gas, Mineral and Development Programs
Not applicable	Purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds in marketable securities of companies engaged in such activities are not hereby precluded).

Securities of Open-End Investment Companies
See Non-Fundamental Policy	Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

Purchasing Securities on Margin and Short Sales
See Non-Fundamental Policy	Purchase securities on margin or sell securities short except, for use of short-term credit necessary for clearance of purchases of portfolio securities.

Non-Fundamental Investment Policies

The Acquired Fund may not:	The Acquiring Fund may not:

Illiquid Securities
Purchase any securities subject to legal or contractual restrictions on the resale thereof, or purchase securities which are not readily marketable, or enter into repurchase agreements not terminable within seven business days, if such purchase or entering into a repurchase agreement would cause more than 10% of the value of its total assets to be invested in such securities and such repurchase agreements.	Invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

Securities of Open-End Investment Companies
Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.	Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
Invest its assets in securities of other open-end investment companies, except as permitted under the 1940 Act or any order pursuant thereto.	See Fundamental Policy

Purchasing Securities on Margin and Short Sales
Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.	See Fundamental Policy

Making Loans
Pledge, mortgage or hypothecate its assets except, to secure borrowings permitted by subparagraph (1) above, it may pledge securities having a value at the time of pledge not exceeding 15% of the cost of its total assets.	See Fundamental Policy

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND’S INVESTMENT STRATEGIES AND RISKS

Investment Strategies

The Fund will invest primarily in equity securities. The Fund invests in common stock as a main strategy. Although not a main strategy, the Fund’s investment in equity securities may also include:

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock

The main investment strategies for the Fund also include derivatives, including futures, options and swaps. In connection with its main investment strategies, the Fund may use futures to more effectively gain targeted equity exposure from its cash position. The Fund is also permitted to use derivatives such as futures, options and swaps in order to hedge various investments, for risk management and to opportunistically enhance the Fund’s returns. Under certain market conditions, the Fund’s use of derivatives for cash management or other investment management purposes could be significant.

Although not main strategies, the Fund may also utilize the following, which may be equity securities:

•	real estate investment trusts (REITs) which are pooled vehicles which invest primarily in income-producing real estate or loans related to real estate

•	foreign securities, often in the form of depositary receipts

•	other investment companies

•

exchange traded funds (ETFs) which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

•	affiliated money market funds

•	securities lending

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

Investment Risks

There can be no assurance that the Fund will achieve its investment objectives.

Main Risks

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk. Value investing attempts to identify companies that, according to the Adviser’s estimate of their true worth, are undervalued. The Adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value or the factors that the Adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counter-party risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

Additional Risks

Foreign Securities and Emerging Market Risk. To the extent the Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you may sustain sudden, and sometimes substantial fluctuations in the value of your investment. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Smaller Cap Company Risk (Small Cap Company and Mid Cap Company Risk). Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. The underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Securities Lending Risk. The Fund engages in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Initial Public Offerings (IPO) Risk. IPO securities have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile and their purchase may involve high transaction costs. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of purchasers to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

•

Deferral: Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income;

•	Liquidity: Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities;

•

Limited Voting Rights: Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, which have characteristics of both subordinated debt and preferred stock, holders generally have no voting rights, except if the issuer fails to pay dividends for a specified period of time or a declaration of default occurs and is continuing;

•

Special Redemption Rights: In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund; and

•	In the case of trust preferred securities, the value of the trust preferred securities tends to decline as interest rates rise.

Temporary Defensive Purposes and Cash Positions

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Fund from meeting its investment objective.

What is a Cash Equivalent?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Agreement and Plan of Reorganization By and Between JPMorgan Trust II and JPMorgan Value Opportunities Fund, Inc., attached to this Proxy Statement/Prospectus as Appendix B. The Reorganization Agreement provides that the Acquiring Fund will acquire all of the assets, subject to all of the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund. Subject to the satisfaction of the conditions described below, the Reorganization transaction is scheduled to occur after the close of business on the Closing Date. The net asset value per share of the Acquired Fund and the net asset value per share of the Acquiring Fund will be determined by dividing the Fund’s assets, less liabilities, by the total number of its outstanding shares on a class-by-class basis. The method of valuation employed will be in accordance with the valuation procedures of the Acquiring Fund (which are identical to those of the Acquired Fund), and are described in the Acquiring Fund’s prospectuses and Statement of Additional Information.

The number of full and fractional shares of the Acquiring Fund you will receive in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of your shares in the Acquired Fund as of the close of business of the NYSE, usually 4:00 p.m. New York time, on the Closing Date on a class-by-class basis. As promptly as practicable after the Closing Date, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date the shares of the Acquiring Fund received by the Acquired Fund in the Reorganization for each class of shares. The Acquired Fund will accomplish the liquidation and distribution with respect to each class of its shares by the transfer of the Acquiring Fund shares then credited to the account of the Acquired Fund onto the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s shareholders. The aggregate net asset value of Acquiring Fund shares to be credited to Acquired Fund shareholders will be equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Fund of the corresponding class owned by Acquired Fund shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates in connection with such exchange.

After such distribution, the Acquired Fund will take all necessary steps under Maryland law, its Articles of Incorporation and any other applicable law to effect a complete termination of the Acquired Fund.

The Board of Directors with respect to the Acquired Fund and the Board of Trustees with respect to the Acquiring Fund have each determined in regard to the respective Fund that participation in the Reorganization is in the best interests of each of the Funds and that the interests of the shareholders of each of the Funds will not be diluted as a result of the Reorganization. JPMIM, JPMDS and/or JPMFM will waive their fees and/or reimburse the Fund, as needed, in an amount sufficient to offset the costs incurred by the Fund relating to the Reorganization, including the cost of any proxy soliciting, but excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets incurred in connection with the Reorganization.

The Reorganization Agreement may be terminated and the Reorganization may be abandoned at any time prior to the consummation of the Reorganization, before or after approval by the shareholders of the Acquired Fund, if circumstances should develop that, in the opinion of either Board, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that the Funds may waive compliance with any of the covenants or conditions made therein for the benefit of any Funds, other than the requirements that: (i) the Reorganization Agreement be approved by shareholders of the Acquired Fund; and (ii) the Acquiring Fund and the Acquired Fund receive an opinion from Dechert LLP (or other suitable counsel) that the transactions contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes.

Approval of the Reorganization Agreement by and for the Acquired Fund will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund, as described below. See “VOTING INFORMATION” below.

Shareholders of record of the Acquired Fund as of the Closing Date will receive shares of the Acquiring Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights.

Description of the Acquiring Fund’s Shares

Full and fractional shares of the Class A, Class B, Class C, and Class R5 shares of the Acquiring Fund, as applicable, will be issued to the Acquired Fund’s shareholders in accordance with the procedures detailed in the Reorganization Agreement. The Acquiring Fund does not issue share certificates. The shares of the Acquiring Fund will be issued to Acquired Fund shareholders and recorded on the shareholder records of the transfer agent. Additional information about the difference between classes is provided below in “How to Do Business with the Acquiring Fund and Shareholder Information” attached as Appendix C to this Proxy Statement/Prospectus.

Reasons for the Reorganization and Board Considerations

As noted above, the proposed Reorganization has been approved by the Board of the Acquired Fund, as well as the Board of the Acquiring Fund.

The proposed Reorganization was presented for consideration to each Board and was approved at a meeting of the Acquired Fund’s Board on March 4, 2013 and at a meeting of the Acquiring Fund’s Board on March 6, 2013. Following presentations by JPMIM and JPMFM, each Board, including all of the Independent Directors of the Acquired Fund and all of the Independent Trustees of the Acquiring Fund, determined, separately, with regard to the applicable Fund, that (1) the proposed Reorganization would be in the best interests of each Fund, and (2) the proposed Reorganization would not result in the dilution of the interests of either Fund’s shareholders.

In recommending that shareholders approve the Reorganization, each Board considered a number of factors, including the following:

•	the elimination of overlapping or similar product offerings;

•	the similarity of the investment objective, strategies, and policies of the Acquired Fund with those of the Acquiring Fund;

•	the investment performance of the Acquiring Fund as compared with that of the Acquired Fund;

•	the relative size of the Acquiring and Acquired Funds;

•	the effect the Reorganization would have on annual fund operating expenses, shareholder fees and expenses of the combined Acquiring Fund;

•	the direct and indirect federal income tax consequences of the Reorganization, including the availability of capital loss carryforwards;

•

JPMIM, JPMFM and JPMDS will waive their fees and/or reimburse expenses of the Funds, as needed, in an amount sufficient to offset the costs incurred by the Funds relating to the Reorganization. These waivers and reimbursements will not include brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets; and

•	any potential dilutive factors of the Reorganization.

Each Board considered the potential consequences to shareholders of the Funds from the Reorganization. In their deliberations, each Director/Trustee may have attributed different weights to the various factors, and no factor alone was considered determinative. The Directors/Trustees evaluated all information available to them, and their determinations were made separately with respect to the applicable Fund. The Directors/Trustees also took into account those interests of the Acquired Fund that were in common with those of the Acquiring Fund for which Reorganization is proposed.

Each Board noted that the principal investment objective of the Acquired Fund is to seek long-term capital appreciation and that the investment objective of the Acquiring Fund also is to seek capital appreciation, although with the incidental goal of achieving current income. Each Board also noted that each Fund invests primarily in large cap equity securities, although, as reflected in the “Comparison of Investment Objectives and Principal Investments Strategies” section of this Proxy Statement/Prospectus, there are some differences in the strategies. For example, each Board acknowledged that the policies with respect to how 80% of each Fund’s assets would be invested are different because the Acquired Fund’s policy only includes equity securities of large companies (defined to be companies with market capitalizations equal to those within the universe of the Russell 1000 Value Index). Based on information provided by the Adviser, each Board noted that, in spite of this difference, each Fund invests primarily in large cap securities.

Each Board noted information included in their board materials explaining that the total annual fund operating expenses both on a gross fee basis and net fee basis (after fee waivers and expense reimbursements) for the Acquiring Fund are, with one exception, equal to or less than those expenses for the Acquired Fund in effect immediately prior to the Reorganization on a class by class basis for each Acquired Fund Class. Each Board noted favorably that JPMIM, JPMDS and JPMFM have contractually agreed to waive their fees or reimburse the expenses of the Acquiring Fund, as needed, in order to assure that, for the Acquired Fund in the Reorganization, the total annual fund operating expenses after fee waivers and expense reimbursements for the Acquiring Fund is equal to or less than the total annual fund operating expenses after fee waivers and expense reimbursements (excluding any fees and expenses associated with investment in other funds, dividend expenses related to short sales, interest, taxes and extraordinary expenses) in effect immediately prior to the Reorganization for the acquired class. These contractual fee waivers or reductions and expense reimbursements will continue in effect through October 31, 2014. There is no guarantee such waivers/reimbursements will be continued after October 31, 2014. Each Board also noted that JPMIM, JPMFM and/or JPMDS, would waive fees or reimburse the Funds for the costs and expenses of the Reorganization, as needed, except for brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets, which would be borne by the Funds.

Each Board also noted that the Acquired Fund and the Acquiring Fund have had very similar investment results as reflected in the tables in the “Comparison of Fund Performance” section of this Proxy Statement/Prospectus, particularly in the periods since 2004, which are time periods that the same portfolio management teams have managed the Funds.

Each Board also noted favorably that the Reorganization would be structured as a federal tax-free transaction for the Funds and their shareholders. However, as a result of the Reorganization, the Acquired Fund and its shareholders may lose the benefit of as much as $92,719,515 of capital loss carryforwards that may be used to offset the distribution of future realized capital gains of the combined fund. The amount of capital loss carryforwards lost may be reduced to the extent any gains recognized after the Reorganization are attributable to unrealized appreciation of the Acquired Fund’s portfolio at the time of Reorganization which can be offset by its capital loss carryforwards without limitation. As of December 31, 2012, the Acquired Fund’s portfolio had unrealized appreciation of $76,645,344. Furthermore, any Acquired Fund tax losses available after the application of the loss limitation rules would be spread over the larger asset base of the combined Fund, and the potential tax benefits would be spread over a larger shareholder base.

THE BOARD OF DIRECTORS OF JPMORGAN VALUE OPPORTUNITIES FUND, INC., INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND APPROVE THE REORGANIZATION.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, the Acquired Fund and Acquiring Fund will receive a legal opinion from Dechert LLP substantially to the effect that for federal income tax purposes:

(1) The transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of the Acquired Fund’s liabilities, followed by a distribution of those shares to the shareholders of the Acquired Fund and the termination of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

(2) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

(3) The basis in the hands of the Acquiring Fund of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(4) The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset);

(5) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution (whether actual or constructive) by the Acquired Fund of shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation;

(6) The shareholders of the Acquired Fund will not recognize a gain or loss upon the exchange of their shares of the Acquired Fund solely for shares of the Acquiring Fund as part of the Reorganization;

(7) The aggregate basis of the shares of the Acquiring Fund that the shareholders of the Acquired Fund receive in connection with the Reorganization will be the same as the aggregate basis of their respective shares in the Acquired Fund exchanged therefore;

(8) The holding period for the shares of the Acquiring Fund that a shareholder of the Acquired Fund receives in the Reorganization will include the period for which it held the shares of the Acquired Fund exchanged therefore, provided that on the date of the exchange it held such shares of the Acquired Fund as capital assets.

The opinion will be based on certain factual certifications made by the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service (“IRS”) could disagree with counsel’s opinion. Opinions of counsel are not binding upon the IRS or the courts.

Counsel will express no view with respect to the effect of the Reorganization on any transferred assets as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

Prior to the closing of the Reorganization, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization date. These distributions will be taxable to shareholders.

The Acquiring Fund’s ability to carry forward and use pre-Reorganization capital losses of either the Acquiring Fund or the Acquired Fund may be limited. Under Section 381 of the Code, for the taxable year ending after the Closing Date of the Reorganization, only that percentage of the Acquiring Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) as corresponds to the portion of its year that remains following the Reorganization can be reduced by capital loss carryforwards (including as otherwise limited) of the Acquired Fund. In addition, the loss limitation rules of Sections 382 and 383 of the Code will apply. First, one Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another Fund that are “built in” (unrealized) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five calendar years. Second, a portion of a Fund’s pre-acquisition losses may become unavailable to offset any gains at all. Third, any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, former shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

In addition, since the shareholders of the Acquired Fund will receive shares of the Acquiring Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund.

The realized and unrealized gains and losses of each of the Acquired Fund and the Acquiring Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each of the Acquired Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

Based on data through December 31, 2012, the Reorganization is expected to result in limited capital loss carryforwards. As of the dates indicated below, the Funds had the following unused capital loss carryforwards:

Acquired Fund
(As of December 31, 2012)
Fiscal Year Generated	Amount of Carryforward ($)	Fiscal Year of Expiration Prior to Reorganization

6/30/2009	(45,383,680)	6/30/2017

6/30/2010	(117,055,087)	6/30/2018

Total	(162,438,767)

Acquiring Fund
(As of December 31, 2012)
Fiscal Year Generated	Amount of Carryforward ($)	Fiscal Year of Expiration Prior to Reorganization

6/30/2010	(75,689,063)	6/30/2018

Total	(75,689,063)

Acquired Fund

The reorganization would impact the use of these loss carryforwards in the following manner: (1) the expiration date of the loss carryforwards would be reduced by one year; for example the losses due to expire June 30, 2017 would expire June 30, 2016; (2) the loss carryforwards may benefit the shareholders of the combined fund, rather than only the shareholders of the Acquired Fund; (3) the amount of the Acquired Fund’s loss carryforwards that can be utilized in any taxable year, other than the short tax year ending immediately after the Reorganization, is subject to an annual limitation equal to the long-term tax-exempt rate at time of Reorganization, multiplied by the aggregate net asset value of the Acquired Fund at the time of Reorganization (approximately $15,500,000 per year based on the data at December 31, 2012); (4) the amount of the Acquired Fund’s loss carryforwards that can be utilized in the short tax year ending immediately after the Reorganization is the annual limitation prorated for the number of days from the close of the Reorganization to the end of the tax year; (5) any gains recognized after the Reorganization attributable to unrealized appreciation in the Acquired Fund’s portfolio at the time of Reorganization can be offset by its loss carryforwards without limitation.

Acquiring Fund

The Reorganization would impact the use of these loss carryforwards in the following manner: (1) the loss carryforwards may benefit the shareholders of the combined fund, rather than only the shareholders of the Acquiring Fund; (2) any gains recognized after the Reorganization attributable to unrealized appreciation in the Acquiring Fund’s portfolio at the time of Reorganization cannot be offset by loss carryforwards of the Acquired Fund.

Information Applicable to Both Funds:

The Reorganization is expected to close in June 2013. As a result, the capital loss carryforwards and limitations described above may change significantly between now and the completion of the Reorganization. Further, the ability of each of the Acquired and Acquiring Funds to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryforwards may result in some portion of the loss carryforwards of each the Acquired and Acquiring Funds, or both, expiring unused.

This description of the federal income tax consequences of the Reorganization does not take into account shareholders’ particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Investment Adviser

J.P. Morgan Investment Management Inc. is the investment adviser to each of the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 270 Park Avenue, New York, NY 10017. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”), a bank holding company. The Reorganization, therefore, will not result in a change in the Acquired Fund’s investment adviser.

During the most recent fiscal year ended June 30, 2012, the Adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

JPMorgan Large Cap Value Fund	0.40%
JPMorgan Value Opportunities Fund	0.40%

A discussion of the basis the Acquired Fund’s Board used in reapproving the investment advisory agreement for the Acquired Fund is available in the Fund’s annual report for the most recent fiscal year ended June 30. A discussion of the basis the Acquiring Fund’s Board used in re-approving the investment advisory agreement for the Acquiring Fund is available in the Fund’s semi-annual report for the period ended December 31, 2012.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers.

Performance of the Funds

Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor.

This section provides some indication of the risks of investing in the Funds. The bar chart shows how the performance of the Acquired Fund’s and Acquiring Fund’s Class A Shares have varied from year to year over the past ten calendar years. The tables show the average annual total returns over the past one year, five years and ten years. The tables compare that performance to the Russell 1000® Value Index and the Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within each Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how a Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

JPMorgan Value Opportunities Fund (Class A Shares)

Best Quarter	2nd quarter, 2009	21.22%	Worst Quarter	4th quarter, 2008	-20.68%

The JPMorgan Value Opportunities Fund’s year-to-date total return through 3/31/13 was 12.37%.

AVERAGE ANNUAL TOTAL RETURNS FOR JPMORGAN VALUE OPPORTUNITIES FUND
(For periods ended December 31, 2012)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	9.98%	(1.48)%	5.85%
Return After Taxes on Distributions	9.82	(1.70)	4.70
Return After Taxes on Distributions and Sale of Fund Shares	6.71	(1.30)	4.76
CLASS B SHARES
Return Before Taxes	10.55	(1.34)	5.92
CLASS C SHARES
Return Before Taxes	14.53	(0.92)	5.81
INSTITUTIONAL CLASS SHARES
Return Before Taxes	16.48	(0.06)	6.75
RUSSELL 1000® VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	17.51	0.59	7.38
LIPPER LARGE-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	15.87	0.17	6.41

JPMorgan Large Cap Value Fund (Class A Shares)

Best Quarter	2nd quarter, 2009	21.30%	Worst Quarter	4th quarter, 2008	-20.65%

The JPMorgan Large Cap Value Fund’s year-to-date total return through 3/31/13 was 12.26%.

AVERAGE ANNUAL TOTAL RETURNS FOR JPMORGAN LARGE CAP VALUE FUND
(For periods ended December 31, 2012)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	10.13%	(1.10)%	5.61%
Return After Taxes on Distributions	9.96	(1.31)	4.62
Return After Taxes on Distributions and Sale of Fund Shares	6.80	(0.97)	4.64
CLASS B SHARES
Return Before Taxes	10.64	(1.00)	5.70
CLASS C SHARES
Return Before Taxes	14.71	(0.58)	5.58
CLASS R5 SHARES
Return Before Taxes	16.59	0.36	6.56
RUSSELL 1000® VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	17.51	0.59	7.38
LIPPER LARGE-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	15.87	0.17	6.41

After-tax returns are shown only for the Class A Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situations and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

ADDITIONAL INFORMATION ABOUT

THE ACQUIRING FUND AND ACQUIRED FUND

Information about the Acquiring Fund and the Acquired Fund is included in (i) the prospectuses of the J.P. Morgan U.S. Equity Funds dated November 1, 2012, as supplemented; (ii) the SAI for the J.P. Morgan U.S. Equity Funds dated November 1, 2012, as supplemented; (iii) the SAI for the JPMorgan Value Opportunities Fund, Inc. dated November 1, 2012, as supplemented; (iii) the Annual Report for each Fund for the 12-month period ended June 30, 2012; and (iv) the Semi-Annual Report for each Fund for the 6-month period (unaudited) ended December 31, 2012.

Copies of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling the relevant Fund at (800) 480-4111, by writing to the relevant Fund at J.P. Morgan Funds Services, PO Box 8528, Boston, MA 02266-8528, or (with the exception of the Proxy Statement/Prospectus) by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

JPMorgan Value Opportunities Fund, Inc. and JPMorgan Trust II are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Room, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates, or on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Financial Highlights for the Acquiring Fund

The financial highlights of the Acquiring Fund are provided below. Certain information reflects financial results for a single Fund share of each class. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Acquiring Fund (assuming reinvestment of all dividends and distributions). The information in the financial highlights tables for the fiscal year ended June 30, 2012 and prior has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements are included in the Fund’s annual report, which is incorporated herein by reference. All unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. In addition, all such adjustments are of a normal recurring nature.

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$11.02	$0.07	(f)	$0.98	$1.05	$(0.08)	$—	$(0.08)
Year Ended June 30, 2012	11.45	0.11	(f)	(0.43)	(0.32)	(0.11)	—	(0.11)
Year Ended June 30, 2011	9.15	0.12	(f)	2.29	2.41	(0.11)	—	(0.11)
Year Ended June 30, 2010	8.09	0.09	(f)	1.04	1.13	(0.07)	—	(0.07)
Year Ended June 30, 2009	10.66	0.18	(f)	(2.54)	(2.36)	(0.21)	—	(0.21)
Year Ended June 30, 2008	18.54	0.20	(f)	(3.94)	(3.74)	(0.17)	(3.97)	(4.14)

Class B
Six Months Ended December 31, 2012 (Unaudited)	10.86	0.04	(f)	0.96	1.00	(0.05)	—	(0.05)
Year Ended June 30, 2012	11.28	0.05	(f)	(0.42)	(0.37)	(0.05)	—	(0.05)
Year Ended June 30, 2011	9.02	0.06	(f)	2.26	2.32	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.99	0.04	(f)	1.02	1.06	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.52	0.13	(f)	(2.50)	(2.37)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.38	0.13	(f)	(3.92)	(3.79)	(0.10)	(3.97)	(4.07)

Class C
Six Months Ended December 31, 2012 (Unaudited)	10.80	0.04	(f)	0.95	0.99	(0.05)	—	(0.05)
Year Ended June 30, 2012	11.22	0.05	(f)	(0.41)	(0.36)	(0.06)	—	(0.06)
Year Ended June 30, 2011	8.97	0.06	(f)	2.25	2.31	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.95	0.04	(f)	1.01	1.05	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.47	0.14	(f)	(2.50)	(2.36)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.32	0.13	(f)	(3.91)	(3.78)	(0.10)	(3.97)	(4.07)

Class R5
Six Months Ended December 31, 2012 (Unaudited)	10.92	0.09	(f)	0.97	1.06	(0.10)	—	(0.10)
Year Ended June 30, 2012	11.34	0.14	(f)	(0.41)	(0.27)	(0.15)	—	(0.15)
Year Ended June 30, 2011	9.07	0.16	(f)	2.26	2.42	(0.15)	—	(0.15)
Year Ended June 30, 2010	8.01	0.14	(f)	1.02	1.16	(0.10)	—	(0.10)
Year Ended June 30, 2009	10.52	0.25	(f)	(2.54)	(2.29)	(0.22)	—	(0.22)
Year Ended June 30, 2008	18.37	0.27	(f)	(3.91)	(3.64)	(0.24)	(3.97)	(4.21)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.99	9.51%	$28,532	0.94%	1.26%	1.06%	43%
11.02	(2.75)	25,789	0.95	1.00	1.06	144
11.45	26.42	25,668	0.97	1.09	1.08	65
9.15	13.86	22,273	1.10	0.95	1.10	86
8.09	(22.00)	20,557	1.16	2.17	1.17	108
10.66	(23.52)	31,227	1.09	1.39	1.09	93

11.81	9.23	1,284	1.42	0.74	1.56	43
10.86	(3.22)	1,442	1.45	0.51	1.57	144
11.28	25.71	2,336	1.47	0.58	1.58	65
9.02	13.19	2,891	1.60	0.45	1.60	86
7.99	(22.32)	3,858	1.66	1.61	1.67	108
10.52	(24.04)	7,337	1.59	0.89	1.59	93

11.74	9.21	3,395	1.44	0.77	1.56	43
10.80	(3.17)	3,215	1.45	0.50	1.56	144
11.22	25.76	3,186	1.47	0.58	1.58	65
8.97	13.22	3,473	1.59	0.45	1.60	86
7.95	(22.34)	1,551	1.66	1.67	1.67	108
10.47	(24.06)	2,830	1.59	0.89	1.59	93

11.88	9.67	27,676	0.59	1.61	0.61	43
10.92	(2.34)	25,965	0.59	1.36	0.61	144
11.34	26.78	28,479	0.60	1.48	0.63	65
9.07	14.39	9,930	0.64	1.43	0.64	86
8.01	(21.58)	57	0.70	3.04	0.70	108
10.52	(23.36)	30,165	0.64	1.87	0.64	93

(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

Distributor

JPMorgan Distribution Services, Inc. (“JPMDS”), whose address is 460 Polaris Parkway, Westerville, OH 43082, serves as distributor for the Funds. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank, N.A., and is a direct, wholly-owned subsidiary of JPMorgan Chase.

Administrator

JPMorgan Funds Management, Inc. (“JPMFM”), whose address is 460 Polaris Parkway, Westerville, OH 43082, serves as administrator for the Funds. JPMFM is an affiliate of JPMIM and is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMFM became the administrator of the Acquired Fund on April 1, 2013. Prior to that time, Johnston, Lemon Asset Management, Inc. or its former affiliate Washington Management Corporation had served as administrator (or business manager) of the Acquired Fund. The Board of Directors appointed JPMFM administrator following Johnston, Lemon Asset Management’s decision to withdraw from the mutual fund administration business.

FORM OF ORGANIZATION

The Acquired Fund is an open-end management investment company formed as a Maryland corporation on May 24, 1985 pursuant to Articles of Incorporation dated May 23, 1985. On December 31, 2001, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as its investment adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. JPMorgan Value Opportunities Fund, Inc. is governed by a Board of Directors consisting of seven members.

The Acquiring Fund is a series of JPMorgan Trust II, an open-end management investment company formed as a Delaware statutory trust on November 12, 2004 pursuant to a Declaration of Trust dated November 5, 2004. JPMorgan Trust II is governed by a Board of Trustees consisting of thirteen members.

The following table provides a brief summary of certain differences between statutory provisions in Maryland and Delaware.

	Maryland	Delaware
Trustee/Director Standard of Care	Duty to act in good faith, with a reasonable belief that his or her action are in the best interests of the corporation and with the care of an ordinarily prudent person in a like position under similar circumstances.	Fiduciary duties can be expanded, restricted or eliminated by trust instrument provisions, as long as implied contractual covenant of good faith and fair dealing is not eliminated.

Trustee/Director Liability	Limited liability under the statute, provided the directors act in good faith and exercise loyalty and care. Articles of incorporation may expand or limit the directors’ liability.

Personal liability is limited under statute to the trust or beneficial owners for acts, omissions or obligations of the trust or trustees.

Trust instrument may expand, restrict, or eliminate trustee liability (subject to the implied contractual covenant of good faith and fair dealing.)

	Maryland	Delaware
Indemnification of Trustees/Directors	Indemnification is permitted unless the director’s act was material and committed in bad faith or the result of active and deliberate dishonesty and the director received an improper personal benefit or the director new the acts were unlawful. Specific procedural requirements for authorizing payment of indemnification.	Subject to restrictions in trust instrument, trust can indemnify a trustee against or from any action.

Shareholder Liability	Limited by statute.	Limited by statute.

Shareholder vote required to merge or consolidate	Yes. Two-thirds shareholder vote required (articles can specify a lesser requirement so long as not less than a majority).	Only if required by trust instrument. The Acquiring Fund’s Declaration of Trust does not require a shareholder vote except to the extent required under the 1940 Act or other applicable law.

Shareholder vote required to amend charter	Yes. Two-thirds shareholder vote required (articles can specify a lesser requirement, so long as not less than a majority).	Only if required by trust instrument. Under the Acquiring Fund’s Declaration of Trust, a shareholder vote is generally only required for amendments that would materially affect the rights of shareholders, such as the right to vote, or where required under applicable law.

	Maryland	Delaware
Shareholder vote required for liquidation/dissolution	Yes. Two-thirds shareholder vote required (articles can specify a lesser requirement, so long as not less than a majority).	Only if required by trust instrument. The Acquiring Fund’s Declaration of Trust does not require a shareholder vote.

Record date, notice, quorum and adjournment requirements for shareholder meetings	Statute establishes certain requirements (e.g., notice between 10 and 90 days before shareholder meeting; adjournment without further notice if to a date within 120 days of original record date).	Trust instrument may specify. Under the Acquiring Fund’s Declaration of Trust and By-Laws, a record date must be between 10 and 90 days before the shareholder meeting; adjournment is permitted but notice is required if to a date more than 60 days from the original meeting date or if a new record date is fixed; and the required quorum for a shareholder meeting is generally a majority of the outstanding shares.

Shareholder vote on issues	Shareholder vote required for election of directors, amendment of charter/articles of incorporation, merger and consolidation, and dissolution.	Determined by trust instrument. Under the Acquiring Fund’s Declaration of Trust, a shareholder vote is generally only required for the election of Trustees, certain amendments to the Declaration of Trust that would materially affect shareholders, or as is otherwise required by applicable law.

	Maryland	Delaware
Ability of shareholders to call meetings	Yes, if upon written request of at least 25% of all eligible votes, unless the charter/articles provide for a different percentage not more than majority.	Determined by trust instrument. Under the Acquiring Fund’s By-Laws, a shareholder meeting may be called by shareholders holding at least ten percent of the outstanding shares of JPMorgan Trust II entitled to vote at such meeting, subject to certain restrictions.

Number of authorized shares or units	Authorized shares required to be specified in the governing instrument. Requires filing to change any number of shares authorized initially. Increase in number of authorized shares requires shareholder vote.	Unlimited.

CAPITALIZATION

Only shareholders of record at the close of business on March 28, 2013, the record date, will be entitled to receive notice of, and to vote at, the Meeting.

The following table shows the capitalization of the Acquiring Fund and the Acquired Fund as of December 31, 2012, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma net asset values per share assume the issuance of shares of the Acquired Fund, which would have occurred at January 1, 2013 in connection with the proposed Reorganization. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquired Fund on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

	JPMorgan Value Opportunities Fund	JPMorgan Large Cap Value Fund	Pro Forma Adjustments	JPMorgan Large Cap Value Fund (Pro Forma Combined)
Class A
Net Assets (000’s)	$46,672	$28,532	$—	$75,204
Shares Outstanding (000’s)	2,976	2,380	917	6,273
Net Asset Value Per Share	$15.68	$11.99	$—	$11.99

Class B
Net Assets (000’s)	$2,036	$1,284	$—	$3,320
Shares Outstanding (000’s)	131	109	41	281
Net Asset Value Per Share	$15.53	$11.81	$—	$11.81

Class C
Net Assets (000’s)	$2,487	$3,395	$—	$5,882
Shares Outstanding (000’s)	160	289	52	501
Net Asset Value Per Share	$15.53	$11.74	$—	$11.74

Institutional Class*
Net Assets (000’s)	$489,700	$—	$(489,700)	$—
Shares Outstanding (000’s)	31,283	—	(31,283)	—
Net Asset Value Per Share	$15.65	$—	$—	$—

Class R5
Net Assets (000’s)	$—	$27,676	$489,700	$517,376
Shares Outstanding (000’s)	—	2,329	41,221	43,550
Net Asset Value Per Share	$—	$11.88	$—	$11.88

*	If the Reorganization is approved by shareholders, Institutional Class shareholders of the Acquired Fund will receive Class R5 Shares of the Acquiring Fund when the Reorganization is completed on the Closing Date.

DIVIDENDS AND DISTRIBUTIONS

The Acquiring Fund generally distributes net investment income, if any, at least quarterly. The Acquired Fund generally distributes net investment income, if any, at least annually. The Funds will distribute net realized capital gains, if any, at least once a year. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all of them in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

OTHER BUSINESS

The Board of the Acquiring Fund does not intend to present any other business at the Meeting with respect to the Acquired Fund. If, however, any other matters are properly brought before the Meeting, the persons named on the accompanying proxy card will vote thereon in accordance with their judgment.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Fund shareholders who wish to communicate with either Board should send communications in writing to the attention of the Secretary of J.P. Morgan Funds at 270 Park Avenue, New York, NY 10017, and communications will be directed to the Director/Trustee or Directors/Trustees indicated in the communication or, if no Director/Trustee or Directors/Trustees are indicated, to the Chairman of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communications and determine how to respond, if at all. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholder communications received during the prior quarter, which summary shall identify the substance of such communications.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board of the Acquired Fund to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of Special Meeting of Shareholders and a proxy card, is first being mailed to shareholders of the Acquired Fund on or about April 24, 2013. Only shareholders of record on March 28, 2013, (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting, and any adjournment or postponement thereof. If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted “FOR” approval of the Reorganization Agreement and “FOR” any other matters the proxies deem appropriate.

A shareholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the J.P. Morgan Funds a subsequently dated proxy, (2) delivering to the J.P. Morgan Funds a written notice of revocation at the address on the cover of this Proxy Statement/Prospectus, or (3) otherwise giving notice of revocation in an open meeting, in all cases prior to the exercise of the authority granted in the proxy card. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Proxy Solicitation

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of JPMIM and its affiliates or by proxy soliciting firms retained by the Funds. Because a majority of the shares of the Acquired Fund are held by a J.P. Morgan Chase defined contribution retirement plan account, which will vote in accordance with the recommendation of an unaffiliated proxy voting consultant, the Acquired Fund does not expect additional solicitations to occur. Therefore, there is not expected to be any cost of retaining a proxy solicitor. The cost of retaining such proxy solicitor would be deemed an expense relating to the Meeting. JPMIM and its affiliates will waive their fees or reimburse expenses to the extent necessary to cover the costs of the solicitation. In addition, JPMIM and its affiliates may reimburse persons holding shares in their names or in the names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. As the meeting date approaches, shareholders of the Acquired Fund may receive a call from a representative of JPMIM or an affiliate of JPMIM (each a “Solicitor”) if the Acquired Fund has not yet received its vote. Authorization to permit a Solicitor to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Acquired Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, a Solicitor is required to obtain information from the shareholder to verify the shareholder’s identity and authority to vote the shares (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received this Proxy Statement/Prospectus in the mail. If the shareholder information solicited agrees with the information provided to the Solicitor by the Acquired Fund, the Solicitor has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder’s instructions on each proposal. The Solicitor, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, the Solicitor will send the shareholder a letter confirming the shareholder’s vote and asking the shareholder to call a Solicitor immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Quorum

More than 50% of the outstanding shares entitled to vote constitutes a quorum for the Meeting. Because a single Institutional account has discretionary voting authority over a majority of the Acquired Fund’s shares, the Acquired Fund expects to have a quorum for the transaction of business at the Meeting.

Vote Required

Approval of the Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding shares of the Acquired Fund, which is defined in the 1940 Act as the lesser of (i) 67% or more of the shares of the Acquired Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Acquired Fund are present or represented by proxy at the Meeting, or (ii) more than 50% of the outstanding shares of the Acquired Fund.

A shareholder of the Acquired Fund is entitled to one vote for each share owned by the shareholder as of the Record Date and a proportionate fractional vote with respect to any fractional share owned. Shares of all classes vote together as a single class.

Effect of Abstentions and Broker “Non-Votes”

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Acquired Fund as inspectors of elections (also known as “tellers”) for the Meeting. The tellers will count the total number of votes cast “FOR” approval of the Reorganization for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by properly executed proxy cards that constitute abstentions and “broker non-votes” as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposals. “Broker non-votes” are proxies for shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Adjournments

In the event that sufficient votes to approve a proposal are not received, a person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by a majority of the shares represented at the Meeting, either in person or by proxy. For purposes of calculating a vote to adjourn the Meeting, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. In addition, shares represented by properly executed proxy cards that constitute abstentions will have the effect of a vote against any such adjournment. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned, except if the adjournment is for more than 60 days from the date set for the original meeting or a new record date is fixed for the adjourned meeting.

Shareholder Proposals

You may request inclusion in the Acquired Fund’s proxy statement for shareholder meetings certain proposals for action which you intend to introduce at such meeting. Any shareholder proposals must be delivered via written notice in proper form to the Acquired Fund’s Secretary in accordance with Section 2.12 of the Acquired Fund’s By-Laws at the principal executive offices of the Acquired Fund no later than the 10th day following the day on which disclosure of such meeting is first made by the Acquired Fund via a press release reported by a national news service or a document publicly filed by the Acquired Fund with the Securities and Exchange Commission and such business must otherwise be an appropriate matter for shareholder action. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Acquired Fund is not required to hold regular meetings of shareholders, and in order to minimize costs, does not intend to hold meetings of the shareholders unless required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the J.P. Morgan Funds’ management.

Record Date, Outstanding Shares and Interests of Certain Persons

Only shareholders of record of the Acquired Fund at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting and at any postponement or adjournment thereof. Please see Appendix D for information pertaining to the outstanding shares and interests of certain persons in the Acquired Fund.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036 (or other suitable counsel). Also, please see Appendix A for information on legal proceedings.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS OF THE JPMORGAN VALUE OPPORTUNITIES FUND APPROVE THE REORGANIZATION AGREEMENT.

APPENDIX A

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION

FOR THE JPMORGAN TRUST II FUNDS AND

FORMER ONE GROUP MUTUAL FUNDS

In connection with the 2004 final settlement between Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA), with the New York Attorney General arising out of market timing of certain mutual funds advised by BOIA, BOIA agreed, among other things, to disclose hypothetical information regarding investment and expense information to Fund shareholders. The hypothetical example below is provided for the Acquiring Fund.

The “Gross Expense Ratio” includes the contractual expenses that make up the investment advisory, administration and shareholder servicing fees, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Acquiring Fund and other fees and expenses of the Fund. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates, as applicable.

The table below shows the ratios for Class A, Class B, Class C, and Class R5 Shares of the Acquiring Fund offered in this prospectus. The expenses in the following table are shown on a pro forma basis as of July 1, 2013 as if the Reorganization is approved and completed.

	Class	Net Expense Ratio %	Gross Expense Ratio %
Large Cap Value Fund	Class A	0.93	1.04

	Class B	1.45	1.54

	Class C	1.45	1.54

	Class R5	0.59	0.59

The Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 7/1/13, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•

The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended June 30 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Net Annual Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMorgan Large Cap Value Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2014	$615	-0.51%	-1.39%	-1.39%	$148	5.00%	3.55%	3.55%
June 30, 2015	$105	4.46%	2.51%	3.96%	$162	10.25%	7.13%	3.46%
June 30, 2016	$109	9.68%	6.57%	3.96%	$168	15.76%	10.84%	3.46%
June 30, 2017	$113	15.17%	10.79%	3.96%	$174	21.55%	14.67%	3.46%
June 30, 2018	$118	20.93%	15.18%	3.96%	$180	27.63%	18.64%	3.46%
June 30, 2019	$122	26.97%	19.74%	3.96%	$186	34.01%	22.75%	3.46%
June 30, 2020	$127	33.32%	24.48%	3.96%	$192	40.71%	26.99%	3.46%
June 30, 2021	$132	39.99%	29.41%	3.96%	$199	47.75%	31.39%	3.46%
June 30, 2022	$137	46.99%	34.53%	3.96%	$206	55.13%	35.93%	3.46%
June 30, 2023	$143	54.34%	39.86%	3.96%	$213	62.89%	40.64%	3.46%

[1]

The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended July 1, 2014) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$248	4.00%	2.55%	2.55%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2014	$148	$648	5.00%	0.00%	3.55%	-1.45%	3.55%	-1.45%
June 30, 2015	$162	$562	10.25%	6.25%	7.13%	3.13%	3.46%	-0.40%
June 30, 2016	$168	$468	15.76%	12.76%	10.84%	7.84%	3.46%	0.66%
June 30, 2017	$174	$474	21.55%	18.55%	14.67%	11.67%	3.46%	0.75%
June 30, 2018	$180	$380	27.63%	25.63%	18.64%	16.64%	3.46%	1.72%
June 30, 2019	$186	$286	34.01%	33.01%	22.75%	21.75%	3.46%	2.62%
June 30, 2020	$192	$192	40.71%	40.71%	26.99%	26.99%	3.46%	3.46%
June 30, 2021	$199	$199	47.75%	47.75%	31.39%	31.39%	3.46%	3.46%
June 30, 2022	$139	$139	55.13%	55.13%	36.59%	36.59%	3.96%	3.96%
June 30, 2023	$145	$145	62.89%	62.89%	42.00%	42.00%	3.96%	3.96%

[1]	Class B shares automatically convert to Class A shares after eight years.
[2]	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2014	$60	5.00%	4.41%	4.41%
June 30, 2015	$63	10.25%	9.01%	4.41%
June 30, 2016	$66	15.76%	13.82%	4.41%
June 30, 2017	$69	21.55%	18.84%	4.41%
June 30, 2018	$72	27.63%	24.08%	4.41%
June 30, 2019	$75	34.01%	29.55%	4.41%
June 30, 2020	$78	40.71%	35.27%	4.41%
June 30, 2021	$82	47.75%	41.23%	4.41%
June 30, 2022	$85	55.13%	47.46%	4.41%
June 30, 2023	$89	62.89%	53.96%	4.41%

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

BY AND BETWEEN

JPMORGAN TRUST II

AND

JPMORGAN VALUE OPPORTUNITIES FUND, INC.

The Form of Agreement and Plan of Reorganization has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about JPMorgan Trust II, a Delaware statutory trust, or JPMorgan Value Opportunities Fund, Inc., a Maryland corporation. Accordingly, shareholders should not rely on the representations and warranties in the Agreement and Plan of Reorganization as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Agreement and Plan of Reorganization may be revised from that shown here prior to its execution, and may be amended after its execution.

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this             day of     , 2013, by JPMorgan Trust II, a Delaware statutory trust (the “Trust”), on behalf of the JPMorgan Large Cap Value Fund (the “Acquiring Fund”) and the JPMorgan Value Opportunities Fund, Inc., a Maryland corporation (the “Corporation” or the “Acquired Fund”).

WHEREAS, the Acquired Fund is an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940, as amended (“1940 Act”); and the Acquiring Fund is a series of an open-end, investment company of the management type registered pursuant to the 1940 Act;

WHEREAS, the contemplated reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) corresponding to the outstanding shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund and (3) the distribution of the Acquiring Fund Shares to the Shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Trustees of the Trust have determined that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of such Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund, and that the interests of the existing Shareholders of the Acquiring Fund would not be diluted as a result of these transactions; and

WHEREAS, the Directors of the Corporation have determined that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing Shareholders of the Acquired Fund would not be diluted as a result of these transactions;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	REORGANIZATION

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Acquired Fund a number of full and fractional shares of beneficial interest of the Acquiring Fund of the respective class (the “Merger Shares”) set forth on Schedule A having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to the shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to those shares of the Acquired Fund as of the time and date set forth in paragraph 3.1, determined by dividing the value of such Acquired Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2 The property and assets of the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, “Assets”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.3 The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date, as defined below. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its Shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4 Immediately following the actions contemplated by paragraph 1.1, the Corporation shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, the Corporation shall (a) distribute to its Shareholders of record as of the Closing Date, as defined in paragraph 3.1 (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Corporation pursuant to paragraph 1.1 and (b) completely liquidate. Such liquidation shall be accomplished, with respect to the Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will be canceled on the books of the

Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1 The value of the Assets of the Acquired Fund shall be determined as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. New York time, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures which the Acquiring Fund would use in determining the fair market value of its assets and liabilities.

2.2 The net asset value per share of the Acquiring Fund’s Acquiring Fund Shares shall be determined to four decimal places on the Valuation Date, using the valuation procedures established by the Board of Trustees of the Trust (the “Board”).

2.3 The number of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined with respect to the Acquired Fund by dividing the value of the net assets with respect to the Acquired Fund Shares, determined as set forth in paragraph 2.1, by the net asset value of the Acquiring Fund Shares, determined as set forth in paragraph 2.2.

3.	CLOSING AND CLOSING DATE

3.1 The Closing Date shall be June 14, 2013, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The “close of business” on the Closing Date shall be as of 5:00 p.m., New York time. The Closing shall be held at the offices of J.P. Morgan Investment Management Inc. or at such other time and/or place as the parties may agree.

3.2 The Acquired Fund shall direct JPMorgan Chase Bank, N.A. (“JPMCB”), as custodian for the Acquired Fund (“Acquired Fund Custodian”), to deliver to the Acquiring Fund, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to JPMCB, as the custodian for the Acquiring Fund (“Acquiring Fund Custodian”). Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund Custodian shall deliver to the Acquiring Fund Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Acquired Fund Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, the Assets of the Acquired Fund deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered to the Acquiring Fund Custodian on the Closing Date.

3.3 The Acquired Fund shall direct Boston Financial Data Services, Inc., in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of Acquired Fund Shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that at the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Board of either the Acquired or Acquiring Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Fund in Schedule 4.1 to this Agreement, the Corporation, represents and warrants as follows:

(a) The Acquired Fund is duly established as a corporation duly organized, existing and in good standing under the laws of the State of Maryland, with power under its Articles of Incorporation, as amended and restated, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. The Corporation is not required to qualify as a foreign corporation or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. The Corporation has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1.

(b) The Corporation is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result in, (i) a material violation of the Articles of Incorporation or by-laws of the Corporation, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Corporation is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Corporation is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, contracts listed in Schedule 4.1 and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of each party thereto (assuming due authorization, execution and delivery by the other party thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Corporation’s knowledge, threatened against the Acquired Fund or any of the Acquired Fund’s properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as disclosed on Schedule 4.1, the Corporation knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2012, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied. Such statements, and the Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Schedule of Investments for the six months ended December 31, 2012 of the Acquired Fund (true and correct copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since June 30, 2012, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquired Fund’s investment policies. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by Shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Corporation’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met or meets the requirements of Subchapter M of the Code for qualification as a regulated investment company, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. In that regard, the Acquired Fund has distributed or, with respect to its taxable year most recently ended and its taxable year ending on the Closing Date, has declared and distributed, or has declared and will distribute, substantially all of (i) its investment company taxable income (computed without regard to any deduction for dividends paid), (ii) the excess, if any, of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) any net capital gain (after reduction for any capital loss carryforward) (as defined in the Code).

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Corporation and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares. The Acquired Fund will review its Assets to ensure that at any time prior to the Closing Date its Assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary corporate action on the part of the Board of the Acquired Fund, and by the approval of the Acquired Fund’s Shareholders, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The combined proxy statement and prospectus (“Proxy Statement/Prospectus”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund and the Corporation, will from the effective date of the Registration Statement through the date of the meeting of Shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to the Acquired Fund in Schedule 4.2 to this Agreement, the Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The Acquiring Fund is duly established as a series of the Trust, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Charter, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. The Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.2.

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Certificate of Trust or Declaration of Trust (collectively, the “Charter”), as amended, or by-laws of the Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Trust’s knowledge, threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. Except as disclosed in Schedule 4.2 to this Agreement, the Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at June 30, 2012, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied. Such statements, and the Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Schedule of Investments for the six months ended December 31, 2012 of the Acquiring Fund (true and correct copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since June 30, 2012, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquiring Fund’s investment policies. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, as applicable, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) For each taxable year of its operation, the Acquiring Fund has met or meets the requirements of Subchapter M of the Code for qualification as a regulated investment company, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. In that regard, the Acquiring Fund has distributed or, with respect to its taxable year most recently ended, has declared and distributed, or has declared and will distribute, substantially all of (i) its investment company taxable income (computed without regard to any deduction for dividends paid), (ii) the excess, if any, of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) any net capital gain (after reduction for any capital loss carryforward) (as defined in the Code).

(k) All of the issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust, on behalf of the Acquiring Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to this Agreement will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Trust, on behalf of the Acquiring Fund.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement/Prospectus to be included in the Registration Statement, insofar as it relates to the Acquiring Fund, the Trust and the Acquiring Fund Shares, will from the effective date of the Registration Statement through the date of the meeting of Shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

5.	COVENANTS

The Acquiring Fund and the Acquired Fund hereby further covenant as follows:

5.1 Each of the Acquired Fund and the Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2 The Corporation will call a meeting of the Shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund covenant to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Trust, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (“Registration Statement”). The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 Each of the Acquiring Fund and the Acquired Fund covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Acquired Fund covenants that it will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9 The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Acquiring Fund shall not change its Charter, prospectus or statement of additional information prior to closing so as to restrict permitted investments for the Acquiring Fund prior to the closing, except as required by the Commission.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Corporation to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities (the “Assumption Instrument”) and all such other agreements and instruments as the Acquired Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund has title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquired Fund’s assumption of all of the Liabilities and otherwise to carry out the intent and purpose of this Agreement.

6.4 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and the Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Fund shall reasonably request.

6.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the election of the Trust, to the performance by the Corporation of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1 All representations and warranties of the Corporation contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Corporation shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Corporation on or before the Closing Date.

7.3 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Fund. The Corporation shall have executed and delivered all such assignments and other instruments of transfer (the “Transfer Instruments”) as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

7.4 The Corporation shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by the President or Vice President and the Treasurer or Assistant Treasurer of the Corporation, in a form reasonably satisfactory and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Fund shall reasonably request.

7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Corporation or the Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provision of the Articles of Incorporation and by-laws of the Corporation, applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to the Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 With respect to the Reorganization, the parties shall have received an opinion of Dechert LLP dated the Closing Date, substantially to the effect that for federal income tax purposes: (i) The transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund’s liabilities, followed by a distribution of those shares to the shareholders of the Acquired Fund and the termination of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code; (ii) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (iii) The Acquiring Fund’s tax basis in the assets of the Acquired Fund acquired by the Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization; (iv) The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset); (v) No gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution (whether actual or constructive) of Acquiring Fund Shares by the Acquired Fund to the shareholders of the Acquired Fund in liquidation; (vi) The shareholders of the Acquired Fund will not recognize a gain or loss upon the exchange of their shares of the Acquired Fund for Acquiring Fund Shares; (vii) The aggregate tax basis of Acquiring Fund Shares that the shareholders of the Acquired Fund receive in connection with the Reorganization will be the same as the aggregate tax basis of their respective shares in the Acquired Fund exchanged therefor; (viii) The holding period for the shares of the Acquiring Fund that a shareholder of the Acquired Fund receives in the Reorganization will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided that on the date of the exchange it held such Acquired Fund Shares as capital assets. Dechert LLP will express no view with respect to the effect of the transaction on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction. The opinion will be subject to receipt of and based on certain factual certifications made by officers of the Acquiring Fund and the Acquired Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service could disagree with Dechert LLP’s opinion. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

8.6 The Acquired Fund shall have received the opinion of Dechert LLP dated the Closing Date (subject to customary assumptions, qualifications and limitations and in form and substance reasonably acceptable to the Acquired Fund) substantially to the effect that, based upon certain facts and certifications made by the Trust, on behalf of the Acquiring Fund, and its authorized officers, (a) The Trust is duly organized and validly existing under the laws of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and by-laws of the Trust; the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Acquired Fund by and on behalf of the Acquiring Fund of the Assumption Instrument, the Acquiring Fund will have duly assumed such liabilities; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and Proxy Statement comply with applicable federal securities laws, constitutes the valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, moratorium reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law); (c) the Acquiring Fund Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized for issuance and, when issued and delivered by the Acquiring Fund against delivery of all of the assets of the Acquired Fund as set forth in this Agreement, will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated thereby will not, violate the Charter or by-laws of the Trust, or result in a violation of the terms and provision of the agreements to which the Trust or the Acquiring Fund is a party or by which either the Trust, or the Acquiring Fund is bound that are listed in an annex to such opinion and, to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal, Delaware state court or governmental body is required for the consummation by either the Trust or the Acquiring Fund of the transactions contemplated by the Agreement, except such as have been obtained; (e) to the knowledge of such counsel, based on discussions with officers of the Trust but without other independent investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Trust or the Acquiring Fund or any of their respective properties or assets; to the knowledge of such counsel, based on discussions with officers of the Trust but without other independent investigation, neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and, to the knowledge of such counsel, based on discussions with officers of the Trust but without other independent investigation, there is no legal or governmental proceeding relating to the Trust or the Acquiring Fund pending on or before the date of mailing of the Proxy Statement/Prospectus or the date hereof which is required to be disclosed in the Registration Statement which is not disclosed therein; (f) the Trust is registered with the Commission as an investment company under the 1940 Act; and (g) the Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, (1) no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and (2) no proceedings for that purpose have been instituted or threatened by the Commission.

8.7 The Trust shall have received the opinion of Thompson O’Donnell, LLP dated the Closing Date (subject to customary assumptions, qualifications and limitations in form and substance reasonably acceptable to the Trust substantially to the effect that, based upon certain facts and certifications made by the Corporation, on behalf of the Acquired Fund, and its authorized officers, (a) the Corporation is duly organized and validly existing under the laws of Maryland and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation and by-laws of the Corporation; the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Acquiring Fund by and on behalf of the Acquired Fund of the Transfer Instruments against payment therefore, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and Proxy Statement comply with applicable federal securities laws, constitutes the valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, moratorium reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether enforceability is considered in proceeding in equity or law); (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated thereby will not violate the Articles of Incorporation or by-laws of the Corporation or result in a violation of the terms and provision of the agreements to which the Acquired Fund is a party or by which the Acquired Fund is bound that are listed in an annex to such opinion and, to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal, or Maryland state court or governmental body is required for the consummation by the Acquired Fund of the transactions contemplated by the Agreement, except such as have been obtained; (d) to the knowledge of such counsel, based on discussions with officers of the Acquired Fund but without other independent investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquired Fund or any of their respective properties or assets; to the knowledge of such counsel, based on discussions with officers of the Acquired Fund but without other independent investigations, the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business and, to the knowledge of such counsel, based on discussions with officers of the Acquired Fund but without other independent investigation, there is no legal or governmental proceeding relating to the Acquired Fund pending on or before the date of mailing of the Proxy Statement/Prospectus or the date hereof which is required to be disclosed in the Registration Statement which is not disclosed therein.

8.8 The Assets of the Acquired Fund will include no assets which the Acquiring Fund, by reason of limitations contained in its Charter or of investment policies disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date, may not properly acquire.

9.0	INDEMNIFICATION

9.1 The Acquiring Fund, solely out of its assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Corporation and its Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund, as applicable of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Fund, solely out of its assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Trust and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Acquired Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.0	BROKERAGE FEES AND BROKERAGE EXPENSES

10.1 The Corporation and the Trust, on behalf of the Acquiring Fund, represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 J.P. Morgan Investment Management Inc., JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. will waive their fees and/or reimburse each Fund in an amount sufficient to offset the costs incurred by the Fund relating to the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding a Shareholders’ meeting pursuant to paragraph 5.2. The costs of the Reorganization will not include brokerage fees and brokerage expenses related to the disposition and acquisition of portfolio assets. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Corporation has not made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The Trust has not made any representation, warranty or covenant, on behalf of the Acquiring Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.3 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to the Acquiring Fund or the Acquired Fund by resolution of the Board of the Trust and/or the Board of the Corporation at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the respective Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust or the authorized officers of the Corporation.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to the Trust, at 270 Park Avenue, New York, NY 10017, to the attention of the Trust’s secretary and with a copy to Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, attn: Jon S. Rand.

If to the Corporation, at 270 Park Avenue, New York, NY 10017, to the attention of the Corporation’s secretary and with a copy to Thompson O’Donnell, LLP, 1212 New York Avenue, N.W., Suite 1000, Washington, D.C. 20005, attn: Kenneth G. Stallard.

15.	HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY; RULE 145

15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4 Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Acquiring Fund Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) such legends as may be reasonably believed by counsel to the Acquiring Fund to be required by law, and, further, the Acquiring Fund will issue stop transfer instructions to its transfer agent with respect to the Acquiring Fund Shares. The Acquired Fund shall provide the Acquiring Fund on the Closing Date with the name of any Acquired Fund Shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date and year first above written.

JPMorgan Trust II, on behalf of the JPMorgan Large Cap Value Fund
By:
Name:
Title:

JPMorgan Value Opportunities Fund, Inc.
By:
Name:
Title:

With respect to paragraph 10.2 of this Agreement, Accepted and Acknowledged by:

J.P. Morgan Investment Management Inc.	JPMorgan Distribution Services, Inc.
By:	By:
Name:	Name:
Title:	Title:

JPMorgan Funds Management, Inc.
By:
Name:
Title:

Schedule A

Acquired Fund		Acquiring Fund
JPMorgan Value Opportunities Fund		JPMorgan Large Cap Value Fund
Class A	g	Class A
Class B	g	Class A
Class C	g	Class C
Institutional Class	g	Class R5

APPENDIX C

HOW TO DO BUSINESS WITH THE ACQUIRING FUND AND SHAREHOLDER INFORMATION

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•

Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Fund through JPMDS.

Who can buy shares?

Class A and Class C Shares may be purchased by the general public.

Class B Shares may no longer be purchased or acquired by exchange from share classes other than Class B Shares. Any investment received by the Fund that is intended for Class B Shares will not be accepted and your investment will be returned.

Class R5 Shares of the Fund may be purchased by retirement plans, 529 college savings plans, current and future JPMorgan SmartRetirement Funds, current and future JPMorgan SmartRetirement Blend Funds and such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees. Effective as of the close of the Reorganization with the Acquired Fund, Class R5 Shares may be held by other shareholders of the Fund who would not otherwise be eligible to own Class R5 Shares but received these shares in connection with the Fund’s Reorganization into the Acquired Fund. Such shareholders can continue to purchase shares in existing accounts.

For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (“ET”) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (“ACH”) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S.

markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Boards have adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the

Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Acquiring Fund’s Statement of Additional Information for a further description of these arrangements.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This Proxy Statement/Prospectus offers Class A, Class B, Class C and Class R5 Shares. Class A and Class C Shares are available to the general public. Class R5 Shares are available to those investors meeting the classes’ minimum and eligibility requirements. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other J.P. Morgan Funds; however, Class B Shares are no longer available for new purchases.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this Proxy Statement/Prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more, and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (“CDSC”) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class B Shares

Shareholders with investments in Class B Shares may continue to hold such shares until they convert to Class A Shares. However, no additional investments will be accepted in Class B Shares. Dividends and capital gain distributions may continue to be reinvested in Class B Shares until their conversion dates. In addition, shareholders invested in Class B Shares will be able to exchange those shares for Class B Shares of other J.P. Morgan Funds offering Class B Shares until they convert.

A CDSC will apply on shares of the Fund sold within six years, measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

Class C Shares

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher Rule 12b-1 fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

Class R5 Shares

Class R5 Shares do not have any sales charges or Rule 12b-1 fees. You must meet the minimum investment and eligibility requirement to purchase Class R5 Shares. The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

If you are eligible to purchase Class R5 Shares, they would generally be the best choice because they offer the lowest expenses of the share classes offered in this Proxy Statement/Prospectus.

You should also consider the Rule 12b-1 fees, which are lower for Class A Shares than Class C Shares; however, Class R5 Shares have no Rule 12b-1 fees.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable deferred sales charges. The NAV of each class within the Fund varies, primarily because each class has different class specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of the Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a discussion of the procedures used by the Fund in valuing its assets.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Boards. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.

Generally, short-term securities, which mature in 60 days or less, are valued at amortized cost if their maturity at acquisition was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their maturity when acquired by the Fund was more than 60 days.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities with a remaining maturity of 61 days or more are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 PM ET.

Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices, equity or debt securities) traded on U.S. securities exchanges are valued at the last sale or close price at the close of options trading on such exchanges.

Options traded on foreign exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade.

Non-listed over-the-counter options and futures are valued at the evaluated price provided by a counterparty or broker/dealer.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 PM ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the share class most appropriate for you and decide how much you want to invest.

Class A and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25 per Fund. If you already hold Class B Shares of a Fund, you may purchase Class A or Class C Shares in the same Fund without regard to the initial minimum investment requirement, however, subsequent investment requirements will apply.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k) or 403(b), as well as for certain fee-based programs. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

Class R5 Shares may be purchased through Financial Intermediaries. Class R5 Shares are not subject to a minimum investment requirement. There are no minimum levels for subsequent purchases.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

With respect to Class A and Class C Shares, a lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — In which shares can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

In which shares can I automatically invest on a systematic basis?

You may purchase additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100.

If you already hold Class B Shares of a Fund, you may purchase Class A or Class C Shares in the same Fund through a Systematic Investment Plan without regard to the initial minimum investment requirement; however, subsequent investment requirements will apply.

To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell Class A, Class B and Class C Shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following tables show the sales charges for Class A, Class B and Class C Shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Select Class and Class R5 Shares have no such sales charges. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Funds’ Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Fund, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

Total Sales Charge For the Fund1

Amount of Purchases	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment	Commission as a % of Offering Price
Less than $50,000	5.25	5.54	4.75
$50,000–$99,999	4.50	4.71	4.05
$100,000–$249,999	3.50	3.63	3.05
$250,000–$499,999	2.50	2.56	2.05
$500,000–$999,999	2.00	2.04	1.60
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There is no front-end sales charges for investments of $1 million or more in the Fund.

**	If you purchase $1 million or more of Class A Shares of the Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1.00% of the purchase price if you redeem any or all Class A Shares of the Fund during the first 12 months after purchase or 0.50% if you redeem any or all of the Class A Shares between 12 and 18 months after purchase. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of gross sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information of the Acquiring Fund for more details.

Reducing Your Class A Sales Charges

The Fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the J.P. Morgan Funds in which you invest (as described below) even if such J.P. Morgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all J.P. Morgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the J.P. Morgan Funds that you would like to have one or more J.P. Morgan Funds linked together for purposes of reducing the initial sales charge.

Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the market value as of the last calculated NAV (the close of business on the business day prior to your investment) of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the value of any Class A, Class B or Class C Shares of a J.P. Morgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the J.P. Morgan Funds may verify (1) the number of shares of the J.P. Morgan Funds held in your account(s) with the J.P. Morgan Funds, (2) the number of shares of the J.P. Morgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the J.P. Morgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Letter of Intent: In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A and Class C Shares of one or more J.P. Morgan Funds. You may then combine purchases of Class A Shares of one or more J.P. Morgan Funds you make over the next 13 months with any combined balances of Class A, Class B and Class C Shares held as of the date of the Letter of Intent and pay the same sales charge on the new Class A Shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Additional information regarding the reduction of Class A sales charges is available in the Acquiring Fund’s Statements of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code), of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Fund’s other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•	Financial Intermediaries or financial institutions that have entered into dealer agreements with the Fund or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code.)

5.	Bought by:

•

Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•

Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•

Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.

Bought with proceeds from the sale of Select Class Shares of J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a J.P. Morgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

9.	Bought when one Fund invests in another J.P. Morgan Fund.

10.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased in certain Individual Retirement Accounts (IRAs), including, but not limited to, traditional IRAs, rollover IRAs, Roth IRAs or Educational IRAs. To qualify for the waiver, you or your spouse or domestic partner must have an IRA that was created through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”). J.P. Morgan Institutional Investments Inc. must be the broker of record for the IRA and you must not utilize the services of another Financial Intermediary with respect to the IRA. In addition, the IRA assets must be invested in the Funds’ IRA option with State Street Bank & Trust Company serving as custodian. In order to obtain the waiver, you (or your spouse or domestic partner) must, before purchasing Class A Shares in your RPS Rollover IRA, inform J.P. Morgan Funds that the account qualifies for the waiver. Once you have established the RPS Rollover IRA, you or your spouse or domestic partner can establish additional IRAs with J.P. Morgan Funds and convert existing J.P. Morgan Funds IRA accounts so that they also qualify for the waiver. These additional IRA accounts must meet the broker of record and custodial requirements described above before they qualify for the waiver.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class B Shares

If you redeem Class B Shares within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	5.00
1–2	4.00
2–3	3.00
3–4	3.00
4–5	2.00
5–6	1.00
More than 6	None

The Distributor paid a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Funds.

Conversion Feature

Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one J.P. Morgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

Class C Shares

Class C Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C Shares of the Fund within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

How the Class B and Class C CDSC Is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares and Class C Shares of the Fund, the CDSC is based on the original cost of the shares.

You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class B and Class C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the Fund:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Made due to the death of a shareholder or made within one year of initial qualification for Social Security disability payments. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). With respect to a shareholder’s disability, the redemption must be made within one year of such disability. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.

That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class B or Class C Shares of other J.P. Morgan Funds. However, you may pay a Sales Charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Shares of the Fund if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

The Fund has adopted a Distribution Plan under Rule 12b-1 with respect to Class A, Class B and Class C Shares that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund attributable to Class A Shares.

2.	Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The J.P. Morgan Funds have directly entered into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub TA Agreements”). Payments made pursuant to such Sub TA Agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such Sub TA Agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of a Fund may be exchanged for Class A Shares of another J.P. Morgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a J.P. Morgan money market fund.

Class B Shares of the Fund may be exchanged for existing Class B Shares of another J.P. Morgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, Short-Intermediate Municipal Bond Fund and Limited Duration Bond Fund (collectively, the “Short Term Bond Funds”) may be exchanged for Class C

Shares of another J.P. Morgan Fund, including Class C Shares of any of the Short Term Bond Funds. Class C Shares of any other J.P. Morgan Fund may be exchanged for Class C Shares of another J.P. Morgan Fund, other than for Class C Shares of the Short Term Bond Funds.

Class C Shares of any J.P. Morgan Fund (except any of the J.P. Morgan money market funds) may also be exchanged for Select Class or Institutional Class Shares of the same J.P. Morgan Fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any contingent deferred sales charge.

For Class A, Class B and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Class R5 Shares of the Fund may not be exchanged for other J.P. Morgan Funds or other classes of the Fund. If an individual plan participant would like to rollover their interest in Fund shares into an IRA, they can rollover into the Fund’s Class A Shares or into another available class in which they are eligible to invest.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” or below.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchange.

2.	The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a preexisting bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or the Financial Intermediary receives your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes, with respect only to Class A, Class B and Class C Shares.

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in the Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Acquiring Fund’s Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class C CDSC. Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts in Class A, Class B or Class C Shares, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC, if applicable. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

With respect to Class R5 Shares, the Fund reserves the right to redeem all of the remaining shares in your account and close your account if your account value falls below the required minimum balance. Before this action is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Acquiring Fund’s Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

DISTRIBUTIONS AND TAXES

The Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gain from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund typically pays dividends quarterly. The Fund generally distributes net investment income, if any, at least annually. The Fund will distribute net realized capital gains, if any, at least once a year. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. For taxable years beginning after December 31, 2012, the maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund. For taxable years beginning after December 31, 2012, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Distributions by the Fund to retirement plans and other entities that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment and the tax treatment of distributions.

With respect to taxable shareholders, if you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund’s investment in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, the Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the distributions.

The Fund’s investment in certain REIT securities, debt securities, mortgage-backed securities, and derivative instruments may cause the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. The Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The extent to which the Fund can invest in master limited partnerships is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

Any increase in the principal amount of a floating-rate debt security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

For shares of the Fund redeemed after January 1, 2012, your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as you cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals made after January 1, 2012.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Fund may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for the Fund have delegated the authority to vote proxies for securities owned by the Fund to the Fund’s adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Fund will disclose the Fund’s 10 largest portfolio holdings and the percentage that each represents of the Fund’s portfolio as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

In addition, from time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

APPENDIX D

RECORD DATE, OUTSTANDING SHARES

AND INTERESTS OF CERTAIN PERSONS

There were 35,125,797.629 shares of the Acquired Fund that were outstanding and entitled to vote as of the close of business on the Record Date.

As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Acquired Fund or Acquiring Fund. Shareholders indicated below holding greater than 25% or more of a Fund are “controlling persons” of that Fund under the 1940 Act.

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund After Reorganization*
VALUE OPPORTUNITIES FUND
CLASS A SHARES	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	24.08%	1.99%	0.95%
	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	10.98%	0.91%	0.43%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.72%	0.72%	0.34%
CLASS B SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	11.52%	0.03%	0.02%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.79%	0.02%	0.01%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	53.13%	0.16%	0.08%

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund After Reorganization*
CLASS C SHARES	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	6.15%	0.03%	0.01%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	23.20%	0.10%	0.05%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13.83%	0.06%	0.03%
	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	8.42%	0.04%	0.02%
	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.33%	0.04%	0.02%
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	7.27%	0.03%	0.02%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	13.07%	0.06%	0.03%
INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE 401(K) SAVINGS PLAN ATTN STEPHEN RYAN 3 CHASE METROTECH CTR FL 5 BROOKLYN NY 11245-0001	86.52%	78.73%	37.68%
	JPMORGAN CHASE BANK TTEE FBO LEE ENTERPRISES INC EMPLOYEE’S RETIREMENT ACCOUNT PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	5.42%	4.93%	2.36%

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund After Reorganization*
LARGE CAP VALUE FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	42.55%	2.06%	1.07%
CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	6.97%	0.01%	0.01%
	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.52%	0.01%	0.01%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	54.64%	0.11%	0.06%
CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	8.87%	0.06%	0.03%
	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.47%	0.03%	0.02%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	39.18%	0.24%	0.13%
CLASS R2 SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	44.57%	0.02%	0.01%
	MG TRUST CO CUST FBO AAA HEATING & SHEET METAL INC 717 17TH ST STE 1300 DENVER CO 80202-3304	22.93%	0.01%	0.01%

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund After Reorganization*
	JP MORGAN INVESTMENT MGMT** ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	25.97%	0.01%	0.01%
CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT** ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	42.02%	0.01%	0.01%
	STATE STREET BANK TTEE FBO THOMPSON HEATING CORP 6 N COMMERCE PARK DR CINCINNATI OH 45215-3174	57.98%	0.02%	0.01%
CLASS R6 SHARES	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	72.21%	4.61%	2.40%
	BRICS & CO** C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	27.36%	1.75%	0.91%
SELECT CLASS SHARES	JPMIM AS AGENT FOR JPMORGAN** INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	34.58%	30.39%	15.85%
	JPMIM AS AGENT FOR JPMORGAN** INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	27.83%	24.46%	12.75%
	JPMIM AS AGENT FOR JPMORGAN** INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	27.08%	23.79%	12.41%

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund After Reorganization*
	JPMIM AS AGENT FOR JPMORGAN** INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.12%	8.02%	4.18%
*	On a pro forma basis assuming the value of the shareholder’s interest in the Fund on the date of consummation is the same as on, the Record Date.
**	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

As of the Record Date, the officers and Trustees of JPMorgan Trust II and the officers and Directors of JPMorgan Value Opportunities Funds, Inc. beneficially owned as a group less than 1% of the outstanding securities of the Acquiring Fund and the Acquired Fund, respectively.

The votes of the shareholders of the Acquiring Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 270 Park Avenue New York, NY 10017 on May 30, 2013

Please detach at perforation before mailing.

PROXY	JPMORGAN VALUE OPPORTUNITIES FUND, INC. SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 30, 2013	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned shareholder of JPMorgan Value Opportunities Fund, Inc. (the “Fund”) hereby appoints Elisaida Poueriet, Joseph Parascondola and Wendy Setnicka, or any of them, as proxies for the undersigned, with full power of substitution, in each of them, to attend the Special Meeting of Shareholders of the Fund to be held at the offices of JPMorgan Investment Management Inc. (“JPMIM”), 270 Park Avenue, New York, NY 10017, on May 30, 2013, at 11:00 a.m., New York time, and at any adjournment or postponement thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Fund and of the accompanying Proxy Statement/Prospectus, which describes the matters to be considered and voted on, and revokes any proxy heretofore given with respect to such meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL ON THE REVERSE SIDE OF THIS CARD. In the discretion of the proxy holders as authorized to vote on any other matter properly brought before the meeting.

Note: Please sign exactly as your name appears on this Proxy and date. All joint owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

Signature and Title, if applicable

Signature (if held jointly)

Date	JPV_24503_040513

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the JPMorgan Value Opportunities Fund Special Shareholder Meeting to Be Held on May 30, 2013.

The Proxy Statement and Proxy Card for this meeting are available at:

www.proxy-direct.com/jmp-24503

Please detach at perforation before mailing.

In their discretion, the Proxies are authorized to vote, on any other business as may properly come before the Meeting or any adjournment or postponement thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

The Board of Directors of the Acquired Fund recommends that you vote “FOR” the proposals below.

1.

To approve the Agreement and Plan of Reorganization by and between JPMorgan Trust II and JPMorgan Value Opportunities Fund, Inc., pursuant to which the JPMorgan Value Opportunities Fund (the Acquired Fund) will transfer all of its assets attributable to each class of its shares to the JPMorgan Large Cap Value Fund (the Acquiring Fund), as indicated below, in exchange for shares of the corresponding class of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund. The Acquired Fund would then distribute to its shareholders the portion of the shares of the Acquiring Fund to which each such shareholder is entitled in the liquidation of the Acquired Fund.

		FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

JFC_24503_040513

PART B

JPMORGAN TRUST II

Statement of Additional Information

April 12, 2013

Acquired Fund	Acquiring Fund

Acquisition of the Assets and Liabilities of	By and in Exchange for Shares of
JPMorgan Value Opportunities Fund, Inc.	JPMorgan Large Cap Value Fund
(a series of JPMorgan Trust II)
270 Park Avenue	270 Park Avenue
New York, New York 10017	New York, New York 10017

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated April 12, 2013, relating specifically to the proposed transfer of all the assets of the Acquired Fund to the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to those of the Acquired Fund.

To obtain a copy of the Proxy Statement/Prospectus, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528 or call 866-963-6135. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein have the same meanings as are given to them in the Proxy Statement/Prospectus.

1.	General Information	1

2.	Documents Incorporated by Reference, Including Financial Statements	1

3.	Pro Forma Financial Statements and Notes for JPMorgan Value Opportunities Fund, Inc. and JPMorgan Large Cap Value Fund	1

GENERAL INFORMATION

A Special Meeting of Shareholders of the Acquired Fund will be held to consider the proposed Reorganization at the offices of J.P. Morgan Investment Management Inc., 270 Park Avenue, New York, New York 10017, on May 30, 2013 at 11:00 a.m., New York time. For further information about the Reorganization, see the Proxy Statement/Prospectus.

DOCUMENTS INCORPORATED BY REFERENCE, INCLUDING FINANCIAL STATEMENTS

This Statement of Additional Information of the Acquiring Fund consists of this cover page, the accompanying pro forma financial statements and related notes and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.	The information concerning the Acquired Fund in the Statement of Additional Information for the JPMorgan Value Opportunities Fund, Inc. dated November 1, 2012, as supplemented; and

2.	The Financial Statements of the Acquired Fund in the JPMorgan Value Opportunities Fund, Inc. Annual Report filed for the year ended June 30, 2012.

3.	The Financial Statements of the Acquired Fund as included in the JPMorgan Value Opportunities Fund, Inc. Semi-Annual Report filed for the period ended December 31, 2012.

4.	The information concerning the Acquiring Fund in the Statement of Additional Information for the J.P. Morgan U.S. Equity Funds dated November 1, 2012, as supplemented; and

5.	The Financial Statements of the Acquiring Fund as included in the J.P. Morgan Large Cap Funds’ Annual Report filed for the year ended June 30, 2012.

6.	The Financial Statements of the Acquiring Fund as included in the J.P. Morgan Large Cap Value Funds’ Semi-Annual Report filed for the period ended December 31, 2012.

PRO FORMA FINANCIAL STATEMENTS AND NOTES FOR JPMORGAN VALUE OPPORTUNITIES FUND, INC. AND JPMORGAN LARGE CAP VALUE FUND

Shown below are the financial statements for the Reorganization as of the dates indicated and pro forma financial statements for the combined Fund (the “Combined Fund”), assuming the Reorganization occurred on December 31, 2012 and with respect to the Statements of Operations as if the Reorganization occurred on January 1, 2012. The first table presents Schedule of Portfolio Investments for each Fund and pro forma figures for the Combined Fund. The second table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the Combined Fund. The third table presents Statements of Operations for each Fund and estimated pro forma figures for the Combined Fund. These tables are followed by the Notes to the Pro Forma Financial Statements.

1

JPMorgan Value Opportunities Fund/JPMorgan Large Cap Value Fund

Pro Forma Combined Schedule of Portfolio Investments

As of December 31, 2012 (Unaudited)

(Amounts in thousands)

JPMorgan Value Opportunities Fund		JPMorgan Large Cap Value Fund			Combined Pro Forma	Combined Pro Forma
Shares	Value($)	Shares	Value($)	Security Description	Shares	Value($)
				Common Stocks — 98.7%			98.7%
				Consumer Discretionary — 10.9%			10.9%
				Auto Components — 1.9%			1.9%
124	5,813	136	6,355	Lear Corp.	260	12,168
80	4,310	88	4,724	TRW Automotive Holdings Corp. (a)	168	9,034

	10,123		11,079			21,202

				Internet & Catalog Retail — 0.2%			0.2%
15	922	17	1,051	Expedia, Inc.	32	1,973

				Media — 6.4%			6.4%
207	7,876	226	8,617	CBS Corp. (Non-Voting), Class B	433	16,493
384	14,363	420	15,718	Comcast Corp., Class A	804	30,081
60	2,166	65	2,370	DISH Network Corp., Class A	125	4,536
61	5,965	67	6,537	Time Warner, Cable, Inc.	128	12,502
49	2,343	54	2,576	Time Warner, Inc.	103	4,919
34	1,710	38	1,886	Walt Disney Co. (The)	72	3,596

	34,423		37,704			72,127

				Multiline Retail — 2.0%			2.0%
158	6,173	173	6,762	Macy’s, Inc.	331	12,935
75	4,438	82	4,864	Target Corp.	157	9,302

	10,611		11,626			22,237

				Specialty Retail — 0.5%			0.5%
44	2,695	48	2,953	Home Depot, Inc. (The)	92	5,648

	58,774		64,413	Total Consumer Discretionary		123,187

				Consumer Staples — 4.6%			4.6%
				Food & Staples Retailing — 1.4%			1.4%
50	2,398	54	2,626	CVS Caremark Corp.	104	5,024
204	5,300	223	5,802	Kroger Co. (The)	427	11,102

	7,698		8,428			16,126

				Food Products — 2.0%			2.0%
138	3,777	152	4,152	Archer-Daniels-Midland Co.	290	7,929
177	5,235	194	5,729	ConAgra Foods, Inc.	371	10,964
64	1,635	69	1,760	Mondelez International, Inc., Class A	133	3,395

	10,647		11,641			22,288

				Household Products — 1.2%			1.2%
73	5,799	79	6,358	Energizer Holdings, Inc.	152	12,157
10	692	12	788	Procter & Gamble Co. (The)	22	1,480

	6,491		7,146			13,637

	24,836		27,215	Total Consumer Staples		52,051

				Energy — 17.1%			17.1%
				Energy Equipment & Services — 0.9%			0.9%
7	433	7	427	Ensco plc, (United Kingdom), Class A	14	860
124	4,286	136	4,703	Halliburton Co.	260	8,989

	4,719		5,130			9,849

See notes to pro forma financial statements

2

JPMorgan Value Opportunities Fund		JPMorgan Large Cap Value Fund			Combined Pro Forma	Combined Pro Forma
Shares	Value($)	Shares	Value($)	Security Description	Shares	Value($)
				Oil, Gas & Consumable Fuels — 16.2%			16.2%
101	7,900	110	8,671	Apache Corp.	211	16,571
236	25,507	259	28,051	Chevron Corp.	495	53,558
96	5,547	105	6,074	ConocoPhillips	201	11,621
13	1,595	14	1,643	EOG Resources, Inc.	27	3,238
227	19,612	248	21,451	Exxon Mobil Corp.	475	41,063
51	1,787	55	1,954	Kinder Morgan, Inc.	106	3,741
32	966	35	1,067	Marathon Oil Corp.	67	2,033
39	2,482	44	2,741	Marathon Petroleum Corp.	83	5,223
162	12,428	178	13,674	Occidental Petroleum Corp.	340	26,102
49	2,578	52	2,788	Phillips 66	101	5,366
215	7,336	237	8,081	Valero Energy Corp.	452	15,417

	87,738		96,195			183,933

	92,457		101,325	Total Energy		193,782

				Financials — 28.6%			28.6%
				Capital Markets — 5.2%			5.2%
45	5,782	50	6,347	Goldman Sachs Group, Inc. (The)	95	12,129
474	12,369	520	13,571	Invesco Ltd.	994	25,940
216	10,143	236	11,103	State Street Corp.	452	21,246

	28,294		31,021			59,315

				Commercial Banks — 6.8%			6.8%
183	2,816	136	2,084	Capital Bank Financial Corp., Class A (a) (e) (i)	319	4,900
53	1,608	58	1,769	Comerica, Inc.	111	3,377
1,243	7,942	1,363	8,713	Huntington Bancshares, Inc.	2,606	16,655
174	4,920	191	5,419	SunTrust Banks, Inc.	365	10,339
588	20,093	643	21,988	Wells Fargo & Co.	1,231	42,081

	37,379		39,973			77,352

				Diversified Financial Services — 6.9%			6.9%
1,070	12,415	1,172	13,596	Bank of America Corp.	2,242	26,011
628	24,850	689	27,262	Citigroup, Inc.	1,317	52,112

	37,265		40,858			78,123

				Insurance — 7.9%			7.9%
86	6,847	96	7,657	ACE Ltd., (Switzerland)	182	14,504
124	13,601	135	14,880	Everest Re Group Ltd., (Bermuda)	259	28,481
339	11,167	372	12,241	MetLife, Inc.	711	23,408
34	2,696	37	2,946	PartnerRe Ltd., (Bermuda)	71	5,642
148	7,917	163	8,672	Prudential Financial, Inc.	311	16,589
18	449	21	519	XL Group plc, (Ireland)	39	968

	42,677		46,915			89,592

				Real Estate Investment Trusts (REITs) — 1.8%			1.8%
17	770	18	844	American Campus Communities, Inc.	35	1,614
192	4,081	211	4,465	CBL & Associates Properties, Inc.	403	8,546
30	1,099	33	1,204	Extra Space Storage, Inc.	63	2,303
71	3,541	78	3,884	Post Properties, Inc.	149	7,425

	9,491		10,397			19,888

	155,106		169,164	Total Financials		324,270

See notes to pro forma financial statements

3

JPMorgan Value Opportunities Fund		JPMorgan Large Cap Value Fund			Combined Pro Forma	Combined Pro Forma
Shares	Value($)	Shares	Value($)	Security Description	Shares	Value($)
				Health Care — 15.4%			15.4%
				Biotechnology — 2.8%			2.8%
52	7,656	57	8,375	Biogen Idec, Inc. (a)	109	16,031
93	7,300	101	7,983	Celgene Corp. (a)	194	15,283

	14,956		16,358			31,314

				Health Care Equipment & Supplies — 0.2%			0.2%
19	1,092	21	1,191	Covidien plc, (Ireland)	40	2,283

				Health Care Providers & Services — 5.8%			5.8%
41	2,187	44	2,373	Cigna Corp.	85	4,560
100	6,842	109	7,512	Humana, Inc.	209	14,354
14	1,358	15	1,483	McKesson Corp.	29	2,841
385	20,895	422	22,900	UnitedHealth Group, Inc.	807	43,795

	31,282		34,268			65,550

				Pharmaceuticals — 6.6%			6.6%
38	2,692	42	2,937	Johnson & Johnson	80	5,629
472	19,309	516	21,135	Merck & Co., Inc.	988	40,444
128	3,210	140	3,513	Pfizer, Inc.	268	6,723
177	10,575	194	11,624	Valeant Pharmaceuticals International, Inc., (Canada) (a)	371	22,199

	35,786		39,209			74,995

	83,116		91,026	Total Health Care		174,142

				Industrials — 7.3%			7.3%
				Aerospace & Defense — 1.9%			1.9%
69	4,398	76	4,829	Honeywell International, Inc.	145	9,227
33	821	36	895	Textron, Inc.	69	1,716
63	5,134	69	5,630	United Technologies Corp.	132	10,764

	10,353		11,354			21,707

				Commercial Services & Supplies — 1.4%			1.4%
101	3,541	111	3,880	Avery Dennison Corp.	212	7,421
146	4,280	160	4,682	Tyco International Ltd., (Switzerland)	306	8,962

	7,821		8,562			16,383

				Construction & Engineering — 1.3%			1.3%
119	7,002	130	7,662	Fluor Corp.	249	14,664

				Electrical Equipment — 0.2%			0.2%
22	1,139	24	1,250	Emerson Electric Co.	46	2,389

				Machinery — 1.5%			1.5%
127	5,719	138	6,261	PACCAR, Inc.	265	11,980
46	2,268	51	2,509	Pentair Ltd., (Switzerland)	97	4,777

	7,987		8,770			16,757

				Professional Services — 0.2%			0.2%
15	828	17	898	Equifax, Inc.	32	1,726

				Road & Rail — 0.8%			0.8%
27	530	27	541	CSX Corp.	54	1,071
30	3,727	33	4,090	Union Pacific Corp.	63	7,817

	4,257		4,631			8,888

	39,387		43,127	Total Industrials		82,514

See notes to pro forma financial statements

4

JPMorgan Value Opportunities Fund		JPMorgan Large Cap Value Fund			Combined Pro Forma	Combined Pro Forma
Shares	Value($)	Shares	Value($)	Security Description	Shares	Value($)
				Information Technology — 10.8%			10.8%
				Communications Equipment — 3.4%			3.4%
617	12,119	676	13,290	Cisco Systems, Inc.	1,293	25,409
104	6,456	114	7,064	QUALCOMM, Inc.	218	13,520

	18,575		20,354			38,929

				Computers & Peripherals — 1.3%			1.3%
9	5,032	10	5,517	Apple, Inc.	19	10,549
141	2,015	155	2,204	Hewlett-Packard Co.	296	4,219

	7,047		7,721			14,768

				Internet Software & Services — 1.1%			1.1%
8	5,959	9	6,484	Google, Inc., Class A (a)	17	12,443

				IT Services — 0.6%			0.6%
54	2,112	59	2,313	Jack Henry & Associates, Inc.	113	4,425
9	1,349	10	1,470	Visa, Inc., Class A	19	2,819

	3,461		3,783			7,244

				Semiconductors & Semiconductor Equipment — 0.8%			0.8%
89	4,236	98	4,657	KLA-Tencor Corp.	187	8,893

				Software — 3.5%			3.5%
254	6,776	277	7,414	Microsoft Corp.	531	14,190
364	12,135	399	13,284	Oracle Corp.	763	25,419

	18,911		20,698			39,609

	58,189		63,697	Total Information Technology		121,886

				Materials — 0.3%			0.3%
				Metals & Mining — 0.3%			0.3%
159	1,380	171	1,487	Alcoa, Inc.	330	2,867

				Telecommunication Services — 0.8%			0.8%
				Diversified Telecommunication Services — 0.8%			0.8%
46	1,554	51	1,706	AT&T, Inc.	97	3,260
61	2,650	67	2,903	Verizon Communications, Inc.	128	5,553

	4,204		4,609	Total Telecommunication Services		8,813

				Utilities — 3.1%			3.1%
				Electric Utilities — 3.1%			3.1%
73	5,074	80	5,566	NextEra Energy, Inc.	153	10,640
448	8,129	490	8,897	NV Energy, Inc.	938	17,026
66	3,688	72	4,054	OGE Energy Corp.	138	7,742

	16,891		18,517	Total Utilities		35,408

	534,340		584,580	Total Common Stocks (Cost $450,678, $489,699, and $940,377 respectively)		1,118,920

				Short-Term Investment — 1.3%			1.3%
				Investment Company — 1.3%			1.3%
—	—	8,109	8,109	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $8,109)	14,372	14,372

See notes to pro forma financial statements

5

JPMorgan Value Opportunities Fund		JPMorgan Large Cap Value Fund			Combined Pro Forma	Combined Pro Forma
Shares	Value($)	Shares	Value($)	Security Description	Shares	Value($)
6,263	6,263	—	—	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080%, (b) (l) (m) (Cost $6,263)	—	—

	540,603		592,689	Total Investments — 100.0% (Cost $456,941, $497,808, and $954,749 respectively)		1,133,292	100.0%
	292		(276)	Other Assets in Excess of Liabilities — 0.0% (g)		16	0.0%

	$540,895		$592,413	NET ASSETS — 100.0%		$1,133,308

See notes to pro forma financial statements

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	Non-income producing security.
(b)	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g)	Amount rounds to less than 0.1%.
(i)	Security has been deemed illiquid pursuant to procedures approved by the Board and may be difficult to sell.
(l)	The rate shown is the current yield as of December 31, 2012.
(m)	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

See notes to pro forma financial statements

6

JPMorgan Value Opportunities Fund\JPMorgan Large Cap Value Fund

Pro Forma Combined Statement of Assets and Liabilities

As of December 31, 2012 (Unaudited)

(Amounts in thousands)

	Acquired Fund	Acquiring Fund
	JPMorgan Value Opportunities Fund	JPMorgan Large Cap Value Fund		Pro Forma Adjustments		Pro Forma Combined
Assets:
Investments in non-affiliates, at value	$534,340	$584,580				$1,118,920
Investments in affiliates, at value	6,263	8,109				14,372

Total investment securities, at value	540,603	592,689				1,133,292
Cash	25	—		—		25
Receivables:
Investment securities sold	4,541	5,158				9,699
Fund shares sold	581	349				930
Dividends from non-affiliates	581	639				1,220
Dividends from affiliates	2	1				3
Other	—	12				12
Prepaid expenses and other assets	4	—				4

Total Assets	546,337	598,848				1,145,185

Liabilities:
Payables:
Investment securities purchased	5,104	5,531				10,635
Fund shares redeemed	13	414				427
Accrued Liabilities:
Investment advisory fees	179	199		(312	)(b)	66
Administration fees	12	38				50
Shareholder servicing fees	45	115				160
Distribution fees	33	9				42
Custodian and accounting fees	—	9				9
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)			—	(a)
Other	56	120		312	(b)	488

Total Liabilities	5,442	6,435				11,877

Net Assets	540,895	592,413				1,133,308

Net Assets:
Paid in capital	$626,595	$582,983				$1,209,578
Accumulated undistributed (distributions in excess of) net investment income	96	195				291
Accumulated net realized gains (losses)	(169,458)	(85,646)				(255,104)
Net unrealized appreciation (depreciation)	83,662	94,881				178,543

Total Net Assets	$540,895	$592,413				$1,133,308

Net Assets:
Class A	$46,672	$28,532				$75,204
Class B	2,036	1,284				3,320
Class C	2,487	3,395		—		5,882
Class R2	—	330		—		330
Class R5	—	27,676		489,700	+	517,376
Class R6	—	10,969		—		10,969
Institutional Class	489,700	—		(489,700	)+	—
Select Class	—	520,227		—		520,227

Total	$540,895	$592,413		—		$1,133,308

See notes to pro forma financial statements

7

	Acquired Fund	Acquiring Fund
	JPMorgan Value Opportunities Fund	JPMorgan Large Cap Value Fund	Pro Forma Adjustments		Pro Forma Combined
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,976	2,380	917	*	6,273
Class B	131	109	41	*	281
Class C	160	289	52	*	501
Class R2	—	28	—		28
Class R5	—	2,329	41,221	*	43,550
Class R6	—	923	—		923
Institutional Class	31,283	—	(31,283	)*	—
Select Class	—	43,953	—		43,953
Net Asset Value:
Class A—Redemption price per share	$15.68	$11.99	—		$11.99
Class B—Offering price per share	$15.53	$11.81	—		$11.81
Class C—Offering price per share	$15.53	$11.74	—		$11.74
Class R2—Offering and redemption price per share	$—	$11.95	—		$11.95
Class R5—Offering and redemption price per share	$—	$11.88	—		$11.88
Class R6—Offering and redemption price per share	$—	$11.88	—		$11.88
Institutional Class—Offering and redemption price per share	$15.65	$—	—		$—
Select Class—Offering and redemption price per share	$—	$11.84	—		$11.84
Class A maximum sales charge	5.25%	5.25%	—		5.25%
Class A maximum public offering price per share	$16.55	$12.65	—		$12.62
[net asset value per share/(100%—maximum sales charge)]
Cost of investments in non-affiliates	$450,678	$489,699	—		$940,377
Cost of investments in affiliates	$6,263	$8,109	—		$14,372

(a)	Amount rounds to less than $1,000.
(b)	Each Fund’s advisor or administrator will waive their fees and/or reimburse the Funds in an amount sufficient to offset the costs incurred by each Fund relating to the reorganization.
+	Reflects that holders of Institutional Class Shares of the Acquired Fund will receive Class R5 Shares of the Acquiring Fund following the reorganization.
*	Reflects the adjustment to the number of shares outstanding due to the reorganization.

See notes to pro forma financial statements

8

JPMorgan Value Opportunities Fund\JPMorgan Large Cap Value Fund

Pro Forma Combined Statement of Operations

For the Twelve Month Period Ended December 31, 2012 (Unaudited)

(Amounts in thousands)

	Acquired Fund	Acquiring Fund
	JPMorgan Value Opportunities Fund	JPMorgan Large Cap Value Fund	Pro Forma Adjustments	Pro Forma Combined
Investment Income:
Dividend income from non-affiliates	$10,290	$12,231	$—	$22,521
Dividend income from affiliates	13	8	—	21
Income from securities lending (net)	—	—	—	—

Total investment income	10,303	12,239	—	22,542

Expenses:
Investment advisory fees	2,099	2,514	—	4,613	(a)
Administration fees	918	545	(463)	1,000	(a)
Distribution fees:			—	—	(a)
Class A	107	67	13	187	(a)
Class B	17	11	—	28	(a)
Class C	18	24	—	42	(a)
Class R2	—	2	—	2	(a)
Shareholder servicing fees:
Class A	120	67	—	187	(a)
Class B	6	4	—	10	(a)
Class C	7	7	—	14	(a)
Class R2	—	—	—	—	(a)
Class R5	—	14	236	250	(a)
Institutional Class	472	—	(472)	—	(a)
Select Class	—	1,398	—	1,398	(a)
Transfer agent fees	110	199	(6)	303	(b)
Custodian and accounting fees	49	54	(28)	75	(b)
Professional fees	62	53	(50)	65	(b)
Trustee’s and Chief Compliance Officer’s fees	75	4	(66)	13	(b)
Printing and mailing costs	40	27	(10)	57	(b)
Registration and filing fees	51	63	(49)	65	(b)
Other	22	10	(20)	12	(b)

Total expenses	4,173	5,063	(915)	8,321

Less amounts waived	(592)	(110)	613	(89	)(a)

Net expenses	3,581	4,953	(302)	8,232

Net investment income (loss)	6,722	7,286	302	14,310

Realized/Unrealized Gains (Losses)
Net realized gain (loss) on transactions from investments in non-affiliates	54,220	67,979	—	122,199
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	16,997	21,361	—	38,358

Net realized/unrealized gains (losses)	71,217	89,340	—	160,557

Change in net assets resulting from operations	$77,939	$96,626	$302	$174,867

(a)	Based on the contract in effect for the Acquiring Fund.
(b)	Decrease due to elimination of duplicate expenses achieved through the Reorganization.

See notes to pro forma financial statements

9

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

1. Basis of Combination

The accompanying unaudited Pro Forma Combined Schedule of Portfolio Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations (“Pro Forma Combined statements”) for the twelve months ended December 31, 2012, reflect the accounts of JPMorgan Value Opportunities Fund (“Value Opportunities Fund”) and JPMorgan Large Cap Value Fund (“Large Cap Value Fund, and together with the Value Opportunities Fund, each a “Fund”). Following the combination, the Large Cap Value Fund will be the accounting survivor.

Under the terms of Agreement and Plan of Reorganization, the exchange of assets of Value Opportunities Fund for shares of Large Cap Value Fund will be treated as a tax-free reorganization and accordingly, the tax-free reorganization will be accounted for in an as-if pooling of interests. The combination would be accomplished by an acquisition of the net assets of the Value Opportunities Fund in exchange for shares of Large Cap Value Fund at net asset value. The Pro Forma Combined statements have been prepared as though the combination had been effective on December 31, 2012. The unaudited Pro Forma Statement of Operations reflects the results of the Portfolios for the twelve months ended December 31, 2012, as if the reorganization occurred on January 1, 2012. These Pro Forma Combined statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations for pre-combination periods of the Large Cap Value Fund will not be restated. The fiscal year end is June 30 for both the Value Opportunities and Large Cap Value Funds.

The Pro Forma combined statements should be read in conjunction with the historical financial statements of each Portfolio, which have been incorporated by reference from their respective Statement of Additional Information.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Large Cap Value Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or

10

affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

11

The following tables represent each valuation input by sector as presented on the Pro Forma Combined Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

Large Cap Value Fund, Pro Forma Combined

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$123,187	$—	$—	$123,187
Consumer Staples	52,051	—	—	52,051
Energy	193,782	—	—	193,782
Financials	319,370	—	4,900	324,270
Health Care	174,142	—	—	174,142
Industrials	82,514	—	—	82,514
Information Technology	121,886	—	—	121,886
Materials	2,867	—	—	2,867
Telecommunication Services	8,813	—	—	8,813
Utilities	35,408	—	—	35,408

Total Common Stocks	1,118,920	—	4,900	1,118,920

Short-Term Investment
Investment Company	14,372	—	—	14,372

Total Investments in Securities	$1,133,292	$—	$4,900	$1,133,292

There were no transfers between Levels 1 and 2 during the twelve months ended December 31, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Large Cap Value Fund, Pro Forma Combined	Balance as of 12/31/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/12
Investments in Securities
Common Stocks — Financials	$5,582	$—	$(682)	$—	$—	$—	$—	$—	$4,900

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2012, which were valued using significant unobservable inputs (Level 3) was approximately $(682,000). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Pro Forma Combined Statement of Operations.

B. Exchange of Capital Shares – The Pro Forma Combined statements assume the issuance of 2,975,873.344 shares of Class A shares of the Value Opportunities Fund in exchange for 3,892,558.986 shares of Class A shares of the Large Cap Value Fund, 131,049.349 shares of Class B shares of the Value Opportunities Fund in exchange for 172,376.876 shares of Class B shares of the Large Cap Value Fund, 160,125.037 shares of Class C shares of the Value Opportunities Fund in exchange for 211,832.889 shares of Class C shares of the Large Cap Value Fund and 31,283,268.880 shares of Institutional Shares of the Value Opportunities Fund in exchange for 41,220,612.535 shares of Class R5 shares of the Large Cap Value Fund.

12

C. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Select Class
Large Cap Value Fund	0.93%	1.45%	1.45%	1.20%	0.60%	0.55%	0.80%

Following the Reorganization, the contractual expense limitation percentages in the table above will be in place until at least October 31, 2014, except for Class R2, Class R6 and Select Class Shares’ expense limitations, which are in place until at least October 31, 2013.

D. Federal Income Taxes — Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, Large Cap Value Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

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